As filed with the Securities and Exchange Commission on August 31, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: June 30

Date of reporting period: July 1, 2016 – June 30, 2017

ITEM 1. REPORT TO STOCKHOLDERS.

Auxier Focus Fund

Annual Report

June 30, 2017

Fund Adviser:
Auxier Asset Management LLC
15668 NE Eilers Road
Aurora, Oregon 97002

Toll Free: (877) 3AUXIER or (877) 328-9437

AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

Improving corporate earnings and revenue growth together with an upswing in global fundamentals provided a solid backdrop for companies in the Fund, especially those with exposure to international markets. With political gridlock and a weaker US dollar, the more defensive multinational component of the Fund has been showing solid progress. The growing global debt overhang combined with accelerating technological disruption makes it more important to scrutinize the strength of each business franchise, balance sheet, cash flow and managerial capital allocation more closely. Businesses today that are utilizing advanced data analytics, mobile communications together with a customer centric passion are gaining premium valuations. While the capitalization weighted indexes appear fully valued, we are finding selective opportunities where exceptional management is brought in to build value in mismanaged enterprises. AIG, for example, just added top-flight CEO Brian Duperreault in May. As Marsh & McLennan shareholders in 2008, we benefitted tremendously as Brian helped turn around that ailing franchise. Prior to that he excelled at ACE insurance.

Individual security selection and the understanding of the value drivers and managerial leadership becomes more important in expensive markets. The risk abounds when markets are overweight in "high expectation" stocks that can torpedo portfolio returns when they crash. Especially as global central bankers may be at an inflection point in reducing massive monetary stimulus that has encouraged speculation. We want to be positioned in businesses that can weather any kind of storm.

The Double Play

To compensate for the risk in stock ownership we are continually seeking the double or triple play return. We seek out of favor businesses selling at low valuations (ideally 10-13 times earnings) that have the potential to execute and grow earnings while enjoying a price-to-earnings (P/E) multiple expansion. Markets always cycle, fads come and go, but eventually long-term returns are tied to the fundamentals of underlying sales, earnings and cash flow growth. This past year with the negative press and uncertainty surrounding companies in the healthcare industry, we were able to pick up good buys of powerful global franchises with innovative products, strong balance sheets, and high free cash flow yields with able management teams. Many industry-leading medical device companies like Zimmer traded down to 11 times forward earnings, a steep 35% discount to their normal valuation.

Supply/Demand for US Public Companies

The Private Equity Industry has been raising record amounts of capital and is thought to have buying power of nearly $1 trillion. The supply of publicly traded companies in America has dropped by over 50% since 1997 to under 3,800. Many of the Fund companies have financial characteristics that are appealing to private equity buyers—low tech, high free cash. Today, prices being paid can be categorized as frothy as the funding for leveraged buyouts is far too easy. Covenant-lite loans have little protection for the lender and are a relaxation of loan restrictions. Former Fed chief Alan Greenspan recently commented that he sees a "bubble in bond prices."

Portfolio Highlights

Auxier Focus Fund's Investor Class returned 3.59% in second quarter and 14.55% for the year ended 6/30/17 vs. 3.09% and 17.90% respectively, for the S&P 500 Index. The stocks in the Fund returned 16.80%, for the year.  Domestic stocks comprised 81% and foreign 14%, with cash at 5%.  Since inception at the top of the market in 1999, the equity exposure has averaged 78%. A hypothetical $10,000 investment in the Fund, since inception, has grown to $35,794 compared to $24,379 for the fully invested S&P 500.

1

AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

Auxier Focus Fund
Performance Update
June 30, 2017

ANNUALIZED
	Inception *	15 Year	Ten Year	Five Year	Three Year	One Year
Auxier Focus Fund Investor Class Shares	7.35%	7.77%	5.97%	9.68%	6.12%	14.55%
S&P 500 Index	5.08%	8.34%	7.18%	14.63%	9.61%	17.90%
CUMULATIVE
	Inception *	15 Year	Ten Year	Five Year	Three Year	One Year
Auxier Focus Fund Investor Class Shares	257.94%	207.35%	78.65%	58.71%	19.50%	14.55%
S&P 500 Index	143.74%	232.76%	100.08%	97.92%	31.70%	17.90%
* Fund inception: July 9, 1999
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's Investor Class Share's annual operating expense ratio (gross) is 1.10%. The Fund's adviser has contractually agreed to waive a portion of its fee and/or reimburse Fund expenses to limit total annual operating expenses at 0.98%, which is in effect until October 31, 2017. Other share classes may vary. The Fund charges a 2.0% redemption fee on shares redeemed within six months of purchase. For the most recent month-end performance, please call (877) 328-9437 or visit the Adviser's website at www.auxierasset.com. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

Contributors to the period:

UnitedHealth Group (UNH)
UnitedHealth has continued to execute since our original purchase of $46. The stock today is over $185. The company, through the heavy use of data analytics, has dominated a relatively dull industry. United's market capitalization has continued to grow double digits every year for the last decade. The dividend was recently increased 20% to $0.75.

2

AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

Bank of New York (BK)
Bank of New York recently added an exceptional CEO in Charles Scharf who helped lead Visa in technology and international expansion. The company is benefitting from the relaxation in capital requirements and higher short-term interest rates. They are returning $4 billion to shareholders while raising the dividend 26% to $0.24.

Corning (GLW)
Corning is an innovative company that now is a leader in Gorilla Glass 5 which has applications in mobile devices and automobiles.

Mastercard (MA)
Mastercard delivered net revenue gains of 7%, for the year  as the labor markets continued to improve domestically and global retail spending improved as well. Mastercard is investing $170 million towards their E-wallet service Masterpass and partnering with PayPal Holdings to boost their mobile payment initiatives. Mastercard has delivered exceptional returns since our purchase at $22.14, compared to the current market of $128.

America Movil (AMX)
Controlled by the Slim family of Mexico, America Movil has been "hopelessly out of favor" as they are the number one telecom player in Latin America and have suffered with currencies and increased competition. However, they are good operators and showed a 13.5% increase in revenue for the year ended 6/30/17. They are adding 4.5G which is expected to be 7.5 times faster than 4G. The Slim family has several generations of cumulative business experience in many of the markets they serve.

Unilever (UN)
Unilever under the leadership of Paul Polman has accelerated shareholder enhancing initiatives while improving operational execution. The threat of a takeover by Kraft Heinz provided a strong catalyst for action.

Oracle (ORCL)
Oracle has found success in the continued development of the Oracle Cloud and Gen2 infrastructure which claims to be both faster and lower cost than Amazon Web Services (AWS). They expect cloud revenues to overtake license revenues in the next fiscal year.

Johnson & Johnson (JNJ)
AAA rated Johnson & Johnson is the world's largest medical conglomerate. Johnson & Johnson just completed the acquisition of Actelion which gives them a sixth therapeutic area to address potential patients with pulmonary arterial hypertension. Johnson & Johnson expects the acquisition of Actelion to add $1.3 billion in sales for 2017.

Detractors to the period:

Kroger (KR)
Kroger is the leading grocer in the US. The price of groceries has declined for 18 consecutive months which represents one of the longest declines in over 50 years. Egg prices are down over 60% in the past three years. Eating at home is a tremendous bargain compared to eating out.  New competitors like Amazon/Whole Foods and foreign entrants Aldi and Lidl have added to the negative sentiment. Kroger has competed very well with Walmart for several years now. Kroger is a fierce competitor and after visiting several stores in three states we are convinced they offer compelling food value and strong execution. At 11 times depressed earnings it looks too cheap.

Molson Coors (TAP)
Molson is a beer brand that has endured over 150 years. They recently made a good buy on Miller which greatly enhances their distribution in the US. Despite being a leading player in craft beer, there is a plethora of brewers which has led to a correction in TAP's share price. Free cash flow is over $1 billion.

3

AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

Discovery (DISCA)
John Malone is the largest shareholder and is on record with the intention of consolidating the media "content" space. This can act as a positive catalyst for Discovery which is a leader in European sports programing in addition to the US. We have been happy shareholders of John Malone for years. The stock trades for 11 times forward earnings.

Compound Interest

Compounding at high returns over long periods continues to be our focus. To help improve the odds of successful compounding, we constantly seek to manage and mitigate risk through dedicated research and a cumulative knowledge of investment cycles. Costco's former CEO Jim Sinegal used to say, "retail is detail." When preserving and growing one's life savings, we believe strongly in daily details and ledgers to drive long term results. Technological disruption is coming at a furious pace. There is a chorus of financial experts who claim investors don't have to study, learn and think. It has been my experience, having operated in the market trenches for over 33 years, that a key to surviving in today's investment landscape is having the humility to prepare through a consistent research effort while questioning conventional wisdom and maintaining flexibility to adapt to ever-changing facts and fundamentals.

We appreciate your trust.

Jeff Auxier

Fund returns (i) assume the reinvestment of all dividends and capital gain distributions and (ii) would have been lower during the period if certain fees and expenses had not been waived.  Performance shown is for the Fund's Investor Class shares; returns for other share classes will vary.   Performance for Investor Class shares for periods prior to December 10, 2004 reflects performance of the applicable share class of Auxier Focus Fund, a series of Unified Series Trust (the "Predecessor Fund").  Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds.  The performance of the Fund's Investor Class shares for the period prior to December 10, 2004 reflects the expenses of the Predecessor Fund.

The Fund may invest in value and/or growth stocks. Investments in value stocks are subject to risk that their intrinsic value may never be realized and investments in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. In addition, the Fund may invest in mid-sized companies which generally carry greater risk than is customarily associated with larger companies. Moreover, if the Fund's portfolio is overweighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. An increase in interest rates typically causes a fall in the value of a debt security (Fixed-Income Securities Risk) with corresponding changes to the Fund's value.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on 500 widely held common stocks. One cannot invest directly in an index or average.

The views in this shareholder letter were those of the Fund Manager as of the letter's publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter.  These views are intended to assist readers in understanding the Fund's investment methodology and do not constitute investment advice.

4

AUXIER FOCUS FUND PERFORMANCE CHARTS AND ANALYSIS (Unaudited) JUNE 30, 2017

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Fund compared with the performance of the benchmark, the S&P 500 Index ("S&P 500"), over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the Fund's classes includes the maximum sales charge of 5.75% (A Shares only) and operating expenses that reduce returns, while the total return of the S&P 500 does not include the effect of sales charges and expenses. A Shares are subject to a 1.00% contingent deferred sales charge on shares purchased without an initial sales charge and redeemed less than one year after purchase. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
Investor Shares vs. S&P 500 Index

$24,000
$20,000
$16,000
$12,000
$8,000
$4,000
$0
$20,008
$17,865
06/30/07
06/30/08
06/30/09
06/30/10
06/30/11
06/30/12
06/30/13
06/30/14
06/30/15
06/30/16
06/30/17
Investor Shares
S&P 500 Index

Average Annual Total Returns Periods Ended June 30, 2017:	**1 Year**	**5 Years**	**10 Years**	**Since Inception[(1)]**
Investor Shares	14.55%	9.68%	5.97%	7.35%
S&P 500 Index (Since July 9, 1999)	17.90%	14.63%	7.18%	5.08%
A Shares (with sales charge)[(2)(3)]	7.71%	8.31%	5.30%	6.98%
Institutional Shares[(3)]	14.72%	9.89%	6.08%	7.41%

(2) Due to shareholder redemptions on August 21, 2005, net assets of the class were zero from the close of business on that date until September 22, 2005. Financial information presented for the period August 21, 2005 to September 22, 2005 reflects performance of Investor Shares of the Fund.

(3) For Institutional Shares, performance for the 10-year and since inception periods are blended average annual returns which include the returns of the Investor Shares prior to commencement of operations of the Institutional Shares. For A Shares, performance for the since inception period is a blended average annual which includes the return of the Investor Shares prior to commencement of operations of the A Shares.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the website of the Fund's investment adviser at www.auxierasset.com or call (877) 328-9437. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Investor Shares, A Shares and Institutional Shares are 1.10%, 1.41% and 1.11%, respectively. However, the Fund's adviser has contractually agreed to waive a portion of its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement  (excluding all taxes, interest, portfolio transaction expenses, dividend expenses on short sales, and extraordinary expenses)to 0.98%, 1.25% and 0.80% for Investor Shares, A Shares and Institutional Shares, respectively, through October 31, 2017. Shares redeemed or exchanged within 180 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Performance for Investor Shares for periods prior to December 10, 2004, reflects performance and expenses of Auxier Focus Fund, a series of Unified Series Trust (the "Predecessor Fund"). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds.

5

AUXIER FOCUS FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017

Shares	Security Description	Value

Common Stock - 94.9%
Communications - 3.6%
268,525	America Movil SAB de CV, ADR	$4,274,918
25,569	Cisco Systems, Inc.	800,310
219,738	Telefonica SA, ADR	2,283,078
125	The Walt Disney Co.	13,281
37,860	Twenty-First Century Fox, Inc., Class A	1,072,952
11,845	Viacom, Inc., Class B	397,637
		8,842,176
Consumer Discretionary - 6.5%
27,700	Arcos Dorados Holdings, Inc., Class A (a)	206,365
60,720	Comcast Corp., Class A	2,363,222
9,990	CVS Health Corp.	803,795
114,077	Discovery Communications, Inc., Class A (a)	2,946,609
4,641	Discovery Communications, Inc., Class C (a)	117,000
16,250	General Motors Co.	567,613
39,712	H&R Block, Inc.	1,227,498
200,905	Lincoln Educational Services Corp. (a)	622,805
18,550	Lowe's Cos., Inc.	1,438,181
6,656	McDonald's Corp.	1,019,433
510	Red Robin Gourmet Burgers, Inc. (a)	33,278
3,250	Sally Beauty Holdings, Inc. (a)	65,813
1,176	The Andersons, Inc.	40,160
4,725	The Home Depot, Inc.	724,815
12,650	Time Warner, Inc.	1,270,186
26,135	Vitamin Shoppe, Inc. (a)	304,473
20,150	Wal-Mart Stores, Inc.	1,524,952
7,050	Yum China Holdings, Inc. (a)	277,982
7,050	Yum! Brands, Inc.	520,008
		16,074,188
Consumer Staples - 22.1%
62,500	Altria Group, Inc.	4,654,375
30,200	British American Tobacco PLC, ADR	2,069,908
5,651	Cal-Maine Foods, Inc.	223,780
13,200	Coca-Cola HBC AG, ADR (a)	387,816
23,090	Conagra Brands, Inc.	825,698
8,785	Diageo PLC, ADR	1,052,707
23,850	Dr. Pepper Snapple Group, Inc.	2,172,974
18,600	Kelly Services, Inc., Class A	417,570
15,378	Lamb Weston Holdings, Inc.	677,247
50,327	Molson Coors Brewing Co., Class B	4,345,233
35,300	Monster Beverage Corp. (a)	1,753,704
80,060	PepsiCo, Inc.	9,246,129
83,220	Philip Morris International, Inc.	9,774,189
293,949	Tesco PLC, ADR (a)	1,975,337
64,300	The Coca-Cola Co.	2,883,855
2,845	The J.M. Smucker Co.	336,649
203,368	The Kroger Co.	4,742,542
23,525	The Procter & Gamble Co.	2,050,204
33,720	The Western Union Co.	642,366
81,550	Unilever NV, ADR	4,507,268
		54,739,551
Energy - 3.4%
144,810	BP PLC, ADR	5,017,667
10,130	Chevron Corp.	1,056,863
15,600	ConocoPhillips	685,776
7,800	Phillips 66	644,982
15,340	Valero Energy Corp.	1,034,836
		8,440,124
Financials - 20.3%
44,370	Aflac, Inc.	3,446,662
40,105	American International Group, Inc.	2,507,365

Shares	Security Description	Value

1,280	Ameriprise Financial, Inc.	$162,931
213,649	Bank of America Corp.	5,183,125
16,415	Berkshire Hathaway, Inc., Class B (a)	2,780,208
69,374	Central Pacific Financial Corp.	2,183,200
25,975	Citigroup, Inc.	1,737,208
5,616	Colliers International Group, Inc.	317,023
132,268	Credit Suisse Group AG, ADR	1,931,113
5,616	FirstService Corp.	359,312
78,110	Franklin Resources, Inc.	3,498,547
32,900	Legg Mason, Inc.	1,255,464
4,525	Marsh & McLennan Cos., Inc.	352,769
52,550	Mastercard, Inc., Class A	6,382,197
1,100	PayPal Holdings, Inc. (a)	59,037
195,050	The Bank of New York Mellon Corp.	9,951,451
28,418	The Travelers Cos., Inc.	3,595,729
7,350	U.S. Bancorp	381,612
15,249	Unum Group	711,061
31,600	Visa, Inc., Class A	2,963,448
23,000	Waddell & Reed Financial, Inc., Class A	434,240
1,325	Wells Fargo & Co.	73,418
		50,267,120
Health Care - 24.6%
51,551	Abbott Laboratories	2,505,894
2,900	Alkermes PLC (a)	168,113
4,885	Allergan PLC	1,187,495
175	Amgen, Inc.	30,140
20,231	Anthem, Inc.	3,806,058
16,200	Becton Dickinson and Co.	3,160,782
13,940	Biogen, Inc. (a)	3,782,758
7,765	Bioverativ, Inc. (a)	467,220
55,424	Express Scripts Holding Co. (a)	3,538,268
1,780	Gilead Sciences, Inc.	125,989
26,000	GlaxoSmithKline PLC, ADR	1,121,120
58,240	Johnson & Johnson	7,704,570
95,003	Medtronic PLC	8,431,516
100,969	Merck & Co., Inc.	6,471,103
14,582	Pfizer, Inc.	489,809
25,337	Quest Diagnostics, Inc.	2,816,461
1,303	Shire PLC, ADR	215,347
8,000	Synergy Pharmaceuticals, Inc. (a)	35,600
47,523	UnitedHealth Group, Inc.	8,811,715
47,400	Zimmer Biomet Holdings, Inc.	6,086,160
		60,956,118
Industrials - 3.9%
625	AGCO Corp.	42,119
183,041	Corning, Inc.	5,500,382
88,671	Manitex International, Inc. (a)	618,924
12,500	Raytheon Co.	2,018,500
8,575	Textainer Group Holdings, Ltd. (a)	124,337
2,350	The Boeing Co.	464,712
8,515	United Parcel Service, Inc., Class B	941,674
		9,710,648
Information Technology - 6.0%
43,910	Cerner Corp. (a)	2,918,697
16,675	Cognizant Technology Solutions Corp., Class A	1,107,220
95,147	Microsoft Corp.	6,558,483
82,320	Oracle Corp.	4,127,525
		14,711,925
Materials - 3.9%
14,225	Celanese Corp., Class A	1,350,521
30,715	E.I. du Pont de Nemours & Co.	2,479,008
26,505	LyondellBasell Industries NV, Class A	2,236,757

See Notes to Financial Statements.	6

AUXIER FOCUS FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017

Shares	Security Description	Value

46,250	The Dow Chemical Co.	$2,916,987
32,055	The Mosaic Co.	731,816
		9,715,089
Telecommunications - 0.4%
27,775	CenturyLink, Inc.	663,267
7,335	Verizon Communications, Inc.	327,581
		990,848
Transportation - 0.2%
2,550	Delta Air Lines, Inc.	137,037
3,160	Union Pacific Corp.	344,156
		481,193

Total Common Stock (Cost $136,706,458)	234,928,980

Principal	Security Description	Rate	Value

Fixed Income Securities - 0.4%
Corporate Non-Convertible Bonds - 0.4%
Financials - 0.4%
$500,000	Citigroup, Inc.(callable at 100 beginning 05/15/23)(b)(c)	5.35%	$511,875
500,000	Fifth Third Bancorp (callable at 100 beginning 06/30/23)(b)(c)	5.10%	510,000
			1,021,875

Total Corporate Non-Convertible Bonds (Cost $998,792)	1,021,875

Total Investments - 95.3% (Cost $137,705,250)*	$235,950,855

Other Assets & Liabilities, Net – 4.7%	11,727,385
Net Assets – 100.0%	$247,678,240

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Variable rate security. Rate presented is as of June 30, 2017.
(c)	Perpetual maturity security.

*  Cost for federal income tax purposes is $137,620,373 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$108,385,159
Gross Unrealized Depreciation	(10,054,677)
Net Unrealized Appreciation	$98,330,482

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value

Common Stock
Communications	$8,842,176	$-	$-	$8,842,176
Consumer Discretionary	16,074,188	-	-	16,074,188
Consumer Staples	54,351,735	387,816	-	54,739,551
Energy	8,440,124	-	-	8,440,124
Financials	50,267,120	-	-	50,267,120
Health Care	60,956,118	-	-	60,956,118
Industrials	9,710,648	-	-	9,710,648
Information Technology	14,711,925	-	-	14,711,925
Materials	9,715,089	-	-	9,715,089
Telecommunications	990,848	-	-	990,848
Transportation	481,193	-	-	481,193
Corporate Non-Convertible Bonds	-	1,021,875	-	1,021,875

Total Investments At Value	$234,541,164	$1,409,691	$-	$235,950,855

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended June 30, 2017.
AFA
PORTFOLIO HOLDINGS
% of Net Assets
Common Stock	94.9%
Corporate Non-Convertible Bonds	0.4%
Cash and Other Net Assets	4.7%

100.0%
AFA

See Notes to Financial Statements.	7

AUXIER FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2017

ASSETS
. Total investments, at value (Cost $137,705,250)	$235,950,855
Cash	11,224,343
Receivables:
Fund shares sold	52,876
Investment securities sold	353,244
Dividends and interest	386,591
Prepaid expenses	23,406
Total Assets	247,991,315

LIABILITIES
Payables:
Fund shares redeemed	106,521
Accrued Liabilities:
Investment adviser fees	133,710
Trustees' fees and expenses	739
Fund services fees	27,096
Other expenses	45,009
Total Liabilities	313,075

NET ASSETS	$247,678,240

COMPONENTS OF NET ASSETS
Paid-in capital	$138,311,667
Undistributed net investment income	1,455,058
Accumulated net realized gain	9,665,910
Net unrealized appreciation	98,245,605
NET ASSETS	$247,678,240

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	8,445,620
A Shares	125,836
Institutional Shares	2,669,902

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*
Investor Shares (based on net assets of $185,362,911)	$21.95
A Shares (based on net assets of $2,797,348)	$22.23
A Shares Maximum Public Offering Price Per Share (net asset value per share/(100%-5.75%))	$23.59
Institutional Shares (based on net assets of $59,517,981)	$22.29
*	Shares redeemed or exchanged within 180 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	8

AUXIER FOCUS FUND STATEMENT OF OPERATIONS YEAR ENDED JUNE 30, 2017

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $45,613) .	$5,286,987
Interest income	83,345
Total Investment Income	5,370,332
Adviser
EXPENSES
Investment adviser fees	2,163,727
Fund services fees	327,386
Transfer agent fees:
Investor Shares	63,210
A Shares	1,157
Institutional Shares	3,122
Distribution fees:
A Shares	6,631
Custodian fees	25,998
Registration fees:
Investor Shares	17,465
A Shares	4,192
Institutional Shares	15,295
Professional fees	55,122
Shareholder Service fees:
Investor Shares	114,558
A Shares	147
Institutional Shares	40,313
Trustees' fees and expenses	20,089
Other expenses	57,103
Total Expenses	2,915,515
Fees waived and expenses reimbursed	(418,378)
Net Expenses	2,497,137

NET INVESTMENT INCOME	2,873,195

NET REALIZED AND UNREALIZED GAIN
Net realized gain on investments	10,382,605
Net change in unrealized appreciation (depreciation) on investments	20,893,874
NET REALIZED AND UNREALIZED GAIN	31,276,479
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,149,674

See Notes to Financial Statements.	9

AUXIER FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS

		June 30, 2017	#	42916 #	#	42551
				For the Year Ended June 30, 2017		For the Year Ended June 30, 2016
OPERATIONS					Shares		Shares
	Net investment income			$2,873,195		$2,831,673
	Net realized gain			10,382,605		9,730,243
	Net change in unrealized appreciation (depreciation)			20,893,874		(8,819,697)
Increase in Net Assets Resulting from Operations				34,149,674		3,742,219

DISTRIBUTIONS TO SHAREHOLDERS FROM
	Net investment income:
		Investor Shares		(2,228,585)		(2,248,905)
		A Shares		(18,288)		(22,824)
		Institutional Shares		(573,352)		(385,094)
	Net realized gain:
		Investor Shares		(3,141,650)		(9,632,084)
		A Shares		(41,172)		(170,302)
		Institutional Shares		(803,916)		(1,612,577)
Total Distributions to Shareholders				(6,806,963)		(14,071,786)

CAPITAL SHARE TRANSACTIONS
	Sale of shares:
		Investor Shares		13,833,788	675,235	20,810,841	1,061,055
		A Shares		25,047	1,169	11,861	568
		Institutional Shares		11,678,690	564,828	13,491,947	684,197
	Reinvestment of distributions:
		Investor Shares		5,165,360	255,391	11,337,657	585,561
		A Shares		59,012	2,879	172,938	8,861
		Institutional Shares		1,306,095	63,637	1,964,718	100,186
	Redemption of shares:
	1	Investor Shares		(58,720,531)	(2,840,659)	(50,933,072)	(2,604,822)
	2	A Shares		(283,606)	(13,793)	(2,827,075)	(142,309)
	3	Institutional Shares		(2,325,115)	(111,073)	(941,455)	(47,755)
	Redemption fees
	1	Investor Shares		6,978	-	9,797	-
	2	A Shares		91	-	195	-
	3	Institutional Shares		1,835	-	1,290	-
Decrease in Net Assets from Capital Share Transactions				(29,252,356)	(1,402,386)	(6,900,358)	(354,458)
Decrease in Net Assets				(1,909,645)		(17,229,925)

NET ASSETS
	Beginning of Year			249,587,885		266,817,810
	End of Year (Including line (a))			$247,678,240		$249,587,885
(a)	Undistributed net investment income			$1,455,058		$1,407,648

See Notes to Financial Statements.	10

AUXIER FOCUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Year Ended June 30,
INVESTOR SHARES	2017	2016	2015	2014	2013
NET ASSET VALUE, Beginning of Year	$19.69	$20.50	$20.75	$18.59	$16.49
INVESTMENT OPERATIONS
Net investment income (a)	0.23	0.21	0.17	0.20	0.21
Net realized and unrealized gain	2.59	0.08	0.38	2.63	2.23
Total from Investment Operations	2.82	0.29	0.55	2.83	2.44
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.23)	(0.20)	(0.20)	(0.22)	(0.22)
Net realized gain	(0.33)	(0.90)	(0.60)	(0.45)	(0.12)
Total Distributions to Shareholders	(0.56)	(1.10)	(0.80)	(0.67)	(0.34)
REDEMPTION FEES (a)	— (b)	— (b)	— (b)	— (b)	— (b)
NET ASSET VALUE, End of Year	$21.95	$19.69	$20.50	$20.75	$18.59
TOTAL RETURN	14.55%	1.58%	2.69%	15.43%	15.06%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$185,363	$203,921	$231,911	$285,094	$277,536
Ratios to Average Net Assets:
Net investment income	1.11%	1.10%	0.83%	1.00%	1.22%
Net expenses	1.03%	1.14%	1.24%	1.24%	1.25%
Gross expenses (c)	1.16%	1.30%	1.27%	1.26%	1.28%
PORTFOLIO TURNOVER RATE	5%	6%	4%	9%	11%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	11

AUXIER FOCUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Year Ended June 30,
A SHARES	2017	2016	2015	2014	2013
NET ASSET VALUE, Beginning of Year	$19.90	$20.64	$20.85	$18.63	$16.49
INVESTMENT OPERATIONS
Net investment income (a)	0.19	0.19	0.18	0.20	0.21
Net realized and unrealized gain	2.61	0.09	0.36	2.64	2.24
Total from Investment Operations	2.80	0.28	0.54	2.84	2.45
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.14)	(0.12)	(0.15)	(0.17)	(0.19)
Net realized gain	(0.33)	(0.90)	(0.60)	(0.45)	(0.12)
Total Distributions to Shareholders	(0.47)	(1.02)	(0.75)	(0.62)	(0.31)
REDEMPTION FEES (a)	— (b)	— (b)	— (b)	— (b)	— (b)
NET ASSET VALUE, End of Year	$22.23	$19.90	$20.64	$20.85	$18.63
TOTAL RETURN (c)	14.28%	1.49%	2.63%	15.45%	15.06%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$2,797	$2,698	$5,541	$5,108	$2,158
Ratios to Average Net Assets:
Net investment income	0.91%	0.94%	0.84%	1.02%	1.22%
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Gross expenses (d)	1.54%	1.61%	1.56%	1.62%	1.62%
PORTFOLIO TURNOVER RATE	5%	6%	4%	9%	11%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Total Return does not include the effect of front end sales charge or contingent deferred sales charge.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	12

AUXIER FOCUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Year Ended June 30,
INSTITUTIONAL SHARES	2017	2016	2015	2014	2013
NET ASSET VALUE, Beginning of Year	$19.96	$20.74	$20.91	$18.66	$16.50
INVESTMENT OPERATIONS
Net investment income (a)	0.28	0.25	0.24	0.25	0.26
Net realized and unrealized gain	2.61	0.08	0.36	2.64	2.22
Total from Investment Operations	2.89	0.33	0.60	2.89	2.48
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.23)	(0.21)	(0.17)	(0.19)	(0.20)
Net realized gain	(0.33)	(0.90)	(0.60)	(0.45)	(0.12)
Total Distributions to Shareholders	(0.56)	(1.11)	(0.77)	(0.64)	(0.32)
REDEMPTION FEES (a)	— (b)	— (b)	— (b)	— (b)	— (b)
NET ASSET VALUE, End of Year	$22.29	$19.96	$20.74	$20.91	$18.66
TOTAL RETURN	14.72%	1.74%	2.93%	15.73%	15.28%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$59,518	$42,969	$29,366	$8,001	$5,313
Ratios to Average Net Assets:
Net investment income	1.32%	1.27%	1.13%	1.25%	1.48%
Net expenses	0.86%	1.00%	1.00%	1.00%	1.00%
Gross expenses (c)	1.16%	1.31%	1.36%	1.47%	1.55%
PORTFOLIO TURNOVER RATE	5%	6%	4%	9%	11%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	13

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

Note 1. Organization
The Auxier Focus Fund (the "Fund") is a diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value.
The Fund currently offers three classes of shares: Investor Shares, A Shares and Institutional Shares. A Shares are offered at net asset value plus a maximum sales charge of 5.75%. A Shares are also subject to contingent deferred sales charge ("CDSC") of 1.00% on purchases without an initial sales charge and redeemed less than one year after they are purchased. Investor Shares and Institutional Shares are not subject to a sales charge. Investor Shares, A Shares and Institutional Shares commenced operations on July 9, 1999, July 8, 2005 and May 9, 2012, respectively. The Fund's investment objective is to provide long-term capital appreciation.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of non-exchange-traded open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

14

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of June 30, 2017, for the Fund's investments is included at the end of the Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
The Fund's class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.
Redemption Fees – A shareholder who redeems shares within 180 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

15

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Cash – Concentration in Uninsured Account
For cash management purposes, the Fund may concentrate cash with the Fund's custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of June 30, 2017, the Fund had $10,974,343 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.
Note 4. Fees and Expenses
Investment Adviser – Auxier Asset Management LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.80% of the Fund's average daily net assets.  Prior to November 1, 2016, the Adviser received an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily assets.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates. The Fund has adopted a Distribution Plan (the "Plan") for A Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of A Shares. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.
For the year ended June 30, 2017, there were no front-end sales charges assessed on the sale of A Shares and no contingent deferred sales charges were assessed on the sale of A Shares.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman). The Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Note 5. Expense Reimbursements and Fees Waived
The Adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses through October 31, 2017, to the extent necessary to maintain the total operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend expenses on short sales, and extraordinary expenses) at 0.98%, 1.25% and 0.80% of average daily net assets of the Investor Shares, A Shares and Institutional Shares, respectively. These contractual waivers may only be raised or eliminated with consent of the Board. Prior to November 1, 2016, the expense cap was 1.14%, 1.25% and 1.00% of average daily assets of the Investor Shares, A Shares and Institutional Shares, respectively. Other fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary reductions may be reduced or eliminated at any time. For the year ended June 30, 2017, fees waived and expenses reimbursed were as follows:

16

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived

$258,679	$94,817	$64,882	$418,378

The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement and the resulting expenses do not exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of June 30, 2017, $218,876 is subject to recapture by the Adviser. Other Waivers are not eligible for recoupment.
Note 6. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the year ended June 30, 2017 were $11,499,503 and $30,973,301, respectively.
Note 7. Federal Income Tax
Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:
2017	2016

Ordinary Income	$3,396,865	$2,683,607
Long-Term Capital Gain	3,410,098	11,388,179
	$6,806,963	$14,071,786

As of June 30, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed Ordinary Income	$1,507,104
Undistributed Long-Term Gain	9,528,987
Unrealized Appreciation	98,330,482
Total	$109,366,573

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and equity return of capital.
On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended June 30, 2017. The following reclassification was the result of equity return of capital sold and has no impact on the net assets of the Fund.
Accumulated Net Investment Income (Loss)	$(5,560)
Undistributed Net Realized Gain (Loss)	5,560

Note 8. Recent Accounting Pronouncements
In October 2016, the U.S. Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized enhanced disclosures, particularly related to derivatives, in investment company financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods ending after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund's financial statements and related disclosures.

17

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017
Note 9. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of Forum Funds
and the Shareholders of Auxier Focus Fund

We have audited the accompanying statement of assets and liabilities of Auxier Focus Fund, a series of shares of beneficial interest in Forum Funds, (the "Fund") including the schedule of investments, as of June 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Auxier Focus Fund as of June 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
August 21, 2017

19

AUXIER FOCUS FUND ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2017

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (877) 328-9437, on the Fund's website at www.auxierasset.com and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 328-9437 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, redemption fees, exchange fees, and CDSC fees, and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017, through June 30, 2017.
Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments on certain classes, redemption fees, exchange fees, and CDSC fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2017	June 30, 2017	Period*	Ratio*
Investor Shares
Actual	$1,000.00	$1,096.95	$5.10	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.93	$4.91	0.98%
A Shares
Actual	$1,000.00	$1,095.07	$6.49	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26	1.25%

20

AUXIER FOCUS FUND ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2017

Beginning	Ending	Expenses	Annualized
Account Value	Account Value	Paid During	Expense
January 1, 2017	June 30, 2017	Period*	Ratio*

Institutional Shares
Actual	$1,000.00	$1,097.49	$4.16	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%

*
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Code. The Fund also designates 1.07% of its income dividends as qualified interest income exempt from U.S. tax for foreign shareholders (QII) and 16.98% of its income dividends as qualified short-term gain exempt from U.S. tax for foreign shareholders (QSD).
Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (877) 328-9437.
Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	23	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	23	None
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	23	None
David Tucker Born: 1958	Trustee; Vice Chairman	Since 2011 (Vice Chairman since 2015)	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	46	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
[1]The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.

21

AUXIER FOCUS FUND ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2017

Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
John Y. Keffer[2] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	46	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016.	N/A	N/A
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic 2011-2013; Senior Analyst, Atlantic 2008-2011.	N/A	N/A
[1]The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.
[2]Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

22

Auxier Focus Fund

FOR MORE INFORMATION
P.O. Box 588
Portland, Maine 04112
(877) 3AUXIER
(877) 328-9437

INVESTMENT ADVISER
Auxier Asset Management LLC
15668 NE Eilers Road
Aurora, Oregon 97002

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

204-ANR-0617

DF DENT
GROWTH FUNDS

ANNUAL REPORT

JUNE 30, 2017

DF DENT
AND COMPANY, INC.

INVESTMENT COUNSEL

DF DENT GROWTH FUNDS TABLE OF CONTENTS JUNE 30, 2017

DF Dent Premier Growth Fund
A Message to Our Shareholders (Unaudited)	1
Management Discussion of Fund Performance (Unaudited)	9
Performance Chart and Analysis (Unaudited)	14
Schedule of Investments	15
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20

DF Dent Midcap Growth Fund
A Message to Our Shareholders (Unaudited)	21
Performance Chart and Analysis (Unaudited)	26
Schedule of Investments	27
Statement of Assets and Liabilities	29
Statement of Operations	30
Statements of Changes in Net Assets	31
Financial Highlights	32

DF Dent Small Cap Growth Fund
A Message to Our Shareholders (Unaudited)	33
Performance Chart and Analysis (Unaudited)	39
Schedule of Investments	40
Statement of Assets and Liabilities	42
Statement of Operations	43
Statements of Changes in Net Assets	44
Financial Highlights	45

DF Dent Growth Funds
Notes to Financial Statements	46
Report of Independent Registered Public Accounting Firm	52
Additional Information (Unaudited)	53

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

Dear Fellow Shareholders,
Performance for the three DF Dent Growth Funds is detailed in the table below.
Performance (for periods ending 06/30/2017)
	DF Dent Premier Growth			DF Dent Midcap Growth		DF Dent Small Cap Growth
Benchmark	S&P 500 Index			Russell Midcap Growth Index		Russell 2000 Growth Index
6 Months
Fund	+	16.76%		+	16.12%	+	7.26%
Benchmark	+	9.34%		+	11.40%	+	9.97%
Fund vs Benchmark	+	7.42%		+	4.72%	-	2.71%

12 Months
Fund	+	20.62%		+	17.74%	+	15.67%
Benchmark	+	17.90%		+	17.05%	+	24.40%
Fund vs Benchmark	+	2.72%		+	0.69%	-	8.73%

5 Years
Fund	+	13.54	%*	+	14.37%*		N/A
Benchmark	+	14.63	%*	+	14.19%*		N/A
Fund vs Benchmark	-	1.09	%*	+	0.18%*		N/A

10 Years
Fund	+	7.27	%*		N/A		N/A
Benchmark	+	7.18	%*		N/A		N/A
Fund vs Benchmark	+	0.09	%*		N/A		N/A

Since Inception
Fund	+	8.25	%*	+	12.43%*	+	8.63%*
Benchmark	+	6.61	%*	+	10.84%*	+	8.81%*
Fund vs Benchmark	+	1.64	%*	+	1.59%*	-	0.18%*
* annualized

Cumulative Since Inception
Fund	+	254.28%		+	101.94%	+	35.37%
Benchmark	+	177.69%		+	85.44%	+	36.20%
Fund vs Benchmark	+	76.59%		+	16.50%	-	0.83%
Inception Date	07/16/2001			07/01/2011		11/01/2013

N/A- Periods which exceed the life of the particular fund.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the current prospectus, the DF Dent Premier Growth Fund's and DF Dent Midcap Growth Fund's annual operating expense ratios (gross) are 1.22% and 1.82%, respectively. However, D.F. Dent and Company (the Funds' "Adviser") has contractually agreed to waive a portion of its fees and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses,

1	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

and extraordinary expenses) (net) to 1.10% on the first $150 million in Fund net assets. This agreement is in effect through October 31, 2019. As stated in the current prospectus, the DF Dent Small Cap Growth Fund's annual operating expense ratio (gross) is 3.60%. However, the Adviser has contractually agreed to waive a portion of its fees and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) (net) to 1.25% through October 31, 2019. These expense caps may be changed or eliminated prior to their expiration date only with the consent of the Board of Trustees. Both the DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund charge a 2.00% redemption fee on shares redeemed within 60 days of purchase. Fund performance returns shown do not reflect fees; if reflected, the returns would have been lower. Returns greater than one year are annualized.
The DF Dent Premier Growth Fund's (the "Fund") return for the fiscal year ending 06/30/2017 of +20.62% exceeded the S&P 500 Index's (the "Index") return of +17.90% by +2.72%. Your Fund has achieved returns in excess of 20% for five of its 16 fiscal year existence, so the recently completed year was certainly a good one for shareholders. Your Fund's total return exceeded the Index return in four of those five years of 20%+ returns. As can be observed above, the past six months have been particularly strong for the Fund. Prior to this recent fiscal year, many of your Fund's companies made meaningful investments in operations and market expansion at the expense of quarterly earnings comparisons. While these investments impacted earnings reports in fiscal 2016 (and the Fund's short term performance), many of these companies have recently experienced accelerating earnings which were above investors' expectations, and their stocks contributed to this year's portfolio results.
We have written recently about the cash flows out of actively managed mutual funds into passive index funds and ETFs, referring to these flows as "crowded trades." Your Fund has not been immune to this phenomenon. This past year does not establish a trend any more than "one sip makes a summer," but we continue to believe that investing in a carefully selected portfolio of great growth companies led by talented management teams is a more intelligent strategy than investing in indices which are weighted based on the size of market capitalization. As can be seen above, your Fund has outperformed its Index over the 16 year history of its existence (and in 11 of those 16 fiscal years).
Themes
Your Fund has invested across many different economic sectors and industries. Industrial diversification is fine to a point, but major underlying trends which reach across many different industries are key elements of long-term sustained growth. Your Fund is structured to participate in the following ongoing major investment themes:
1.	Advanced innovative technologies in health care: Illumina, Intuitive Surgical
2.	Credit cards and electronic payments displacing cash/checks globally: Visa, Mastercard, Discover Financial Services

2	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

3.	Software improving productivity in legacy industries: Blackbaud, Tyler Technologies, CoStar Group, ANSYS, Blackline, PROS Holdings
4.	Consumer Businesses not vulnerable to online pricing pressures: LKQ Corp., CarMax
5.	Financial Services: Markel, S&P Global, Moody's, Envestnet, SEI Investments
6.	Pioneering use of data to add value: Verisk, Alphabet (Google), Ecolab, Trimble, PROS Holdings
Expense Ratio Management
Your Fund's Adviser, D.F. Dent and Company, has again agreed to maintain your Fund's expense ratio at a net 1.10% on the first $150 million of net assets and 0.90% on net assets exceeding $150 million through October 31, 2019 by reimbursing expenses and waiving management fees. The record of expense reimbursement and management fee waivers for the first sixteen years of your Fund is as follows:
Year Ending	Expense Reimbursement	Management Fee Waived
06/30/02	$60,201	$60,019
06/30/03	38,066	90,163
06/30/04	0	129,060
06/30/05	0	141,907
06/30/06	0	142,664
06/30/07	0	161,128
06/30/08	0	95,665
06/30/09	0	234,053
06/30/10	0	204,148
06/30/11	0	211,784
06/30/12	0	240,847
06/30/13	0	235,380
06/30/14	0	220,476
06/30/15	0	175,996
06/30/16	0	135,822
06/30/17	0	123,930
Total	$98,267	$2,603,042

3	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

Portfolio Turnover
Annual portfolio turnover since inception has been as follows:
Portfolio Turnover*
2002**	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	Average
0%	14%	20%	7%	25%	17%	21%	16%	8%	21%	14%	19%	25%	25%	20%	13%	16.6%
* Percentage calculated based on total value of investments
** The Fund commenced operations on July 16, 2001.
We believe these low portfolio turnover rates are consistent with our investment strategy of holding positions for long periods and minimizing transaction expenses for shareholders. Brokerage expenses for this fiscal year's trading amounted to less than 1 cent per share of your Fund based upon the 5.2 million shares outstanding as of 06/30/2017. Thus, trading expense remained very low owing to low portfolio turnover. Both portfolio turnover and brokerage expense are well below industry norms.
Management Ownership of Fund
The Adviser's retirement plan, employees and related family members of the Adviser collectively own 21% of the Fund as well as 24% and 64% of the DF Dent Midcap and DF Dent Small Cap Funds respectively. The Fund is the largest investment of the Adviser's retirement plan (at 25.9% of the retirement plan's assets). 33.8% of the Adviser's retirement plan is invested in the three DF Dent Funds. We believe that few Advisers can demonstrate this level of conviction and alignment with shareholders in their funds.
Asset Allocation
	06/30/11*	06/30/12*	06/30/13*	06/30/14*	06/30/15*	06/30/16*	06/30/17*
Large Capitalization	50.2%	50.3%	51.3%	75.5%	46.5%	53.4%	62.8%
Mid Capitalization	40.6%	38.6%	40.4%	21.8%	38.9%	35.1%	29.3%
Small Capitalization	9.2%	11.0%	5.6%	2.5%	12.3%	11.4%	7.9%
Reserve Funds	0.0%	0.1%	2.7%	0.2%	2.3%	0.1%	0.0%
Total Fund	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

* Percentages calculated based on total value of investments.
From the Fund's inception (07/16/2001) through 06/30/2014, your Adviser has used a market capitalization range of  $1.5 to $7.0 billion to define mid capitalization with companies below and above this range representing small and large caps respectively. Prior to 2015 we discussed adjusting this range upwards to reflect the overall increase of market capitalization levels from 2001 to 2015. In the Fund's 2015 Prospectus (dated 11/01/2015), we increased the market capitalization range of mid cap to $3.0 to $12.0 billion, thereby defining companies below and above this range as small and large respectively. The result of this upward adjustment was that the asset allocation of your Fund as of 06/30/2015 was closer to the its historic allocation in prior years and reflected the overall expanded level of market valuations.
4	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

Fast forward to 06/30/2017, and you can see that the same phenomenon is happening again. As in 2014, the large cap percentage has now increased by about 10% over its percentage of the two prior years. Again, the small cap percentage has decreased on 06/30/2017 from the two prior years just as happened in 2014. This is the result once again of portfolio companies "graduating" from small cap and mid cap. In managing your Fund, we attempt to recycle portfolio gains into small cap as companies from that category "graduate" into higher market capitalization categories. To accomplish this balance, we established positions during the past year in PROS Holdings and Blackline within the small cap category as well as Watsco and STERIS within the mid cap category. These additions offset the losses of companies from those categories whose stocks performed well, leading them to graduate into higher market capitalization categories.
Concentration
What is the proper balance between concentration and diversification? Although there is no single answer to this question, we believe that over-diversification, "diworsification," can dilute the contribution of carefully selected great investments. Concentration, on the other hand, forces a more disciplined and focused analysis of investment opportunities. As a shareholder of the Fund, you should expect the latter rather than your Adviser investing in "a little bit of everything." Although we seek to maintain a reasonably concentrated portfolio in core holdings relative to many other mutual funds, this concentration has declined modestly over the past seven years. To us, concentration means High Conviction. It is only logical that our 10 highest conviction companies should carry heavier weightings than the remaining 28 companies. As Warren Buffett wrote in his 1993 Letter to Shareholders:
We believe that a policy of portfolio concentration may well decrease risk if it raises, as it should, both the intensity with which an investor thinks about a business and the comfort-level he must feel with its economic characteristics before buying into it.
Top 10 Holdings	06/30/10	06/30/11	06/30/12	06/30/13	06/30/14	06/30/15	06/30/16	06/30/17
% of the Fund	54.97%	52.46%	49.35%	44.95%	42.36%	42.80%	43.92%	43.71%
Average Size Of Top 10	5.5%	5.2%	4.9%	4.5%	4.2%	4.3%	4.4%	4.4%

If all 38 positions in the Fund were equally weighted, then each position would represent approximately 2.6%. Your Adviser believes a weighting of 4-5% in its highest conviction companies strikes the right balance.
Commentary
The five best performers constituted 20.96% of the Fund on 06/30/2017 and contributed a little over 1/3 of this year's return (7.19% of the Fund's 20.62% total return). These five holdings are listed below with brief descriptions and reasons why the Adviser likes them:
      1.      Visa, Inc. (V), first purchased in 2009, has been on the top five performer list for five of the past six

5	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

years, something that no other investment in your Fund has accomplished. It is quite unusual to have one company perform so well year after year. We believe Visa's growth is sustainable at rates within the mid to high teens for a number of reasons: global growth of e-commerce where about 85% of global payments are now in cash and checks versus 45% in the U.S., a large "moat" representing a barrier to entry made up of Visa's huge network infrastructure and security systems, and increased earnings accretion in 2017 and beyond versus dilution in 2016 from the acquisition of Visa Europe.

2.
Roper Technologies, Inc. (ROP), a provider of niche software, health care, and industrial products, posted very strong 1Q earnings. ROP benefitted from (1) accretion as a result of its recent acquisitions of Deltek and ConstructConnect and (2) improved organic growth due to the ebbing of foreign exchange and energy-related headwinds.  ROP's +5% organic growth report was the strongest figure in eight quarters.

3.
Intuitive Surgical, Inc. (ISRG), a leading designer and manufacturer of robotic surgical systems, outperformed in the first quarter as the company reported very strong organic growth driven by strong procedure volume growth both inside the U.S. and outside the U.S. ISRG raised its full year guidance as a result of the strong first quarter. In addition, ISRG announced the launch of da Vinci X system which we believe will likely be well received by customers. This, combined with the upcoming launch of the da Vinci Sp system and the development of a "flexible robotics" system, set ISRG up for healthy growth over the next several years. We trimmed ISRG on the stock's strength in the second quarter.

4.
Red Hat, Inc. (RHT), a leading open-source software company, is a good example of sacrificing short term earnings to generate long term growth. The company has a strong core infrastructure business in Red Hat Enterprise Linux (RHEL). However, RHT has not rested on its laurels in its core business. It has, instead, invested very heavily for growth in emerging open-source technologies, including JBoss middleware, OpenStack and OpenShift, and has undertaken sales force expansion and geographic expansion. All of these investments sacrificed margin (and earnings growth) in the short term with the goal of extending strong revenue growth for many years. RHT is seeing the revenue growth from these investments, and it seems that investors are beginning to understand the wisdom of RHT's growth strategy. The stock was up 31.89% in the past year, and we recently trimmed the position slightly.

5.
S&P Global, Inc. (SPGI), formerly known as McGraw Hill, has rationalized its portfolio of businesses in recent years to focus on its ratings business, market analytics, index data and information management. Divesting real estate, publishing, and education services, the company now has a portfolio of related and complementary information management divisions. The company's stock had a total return within the Fund of 37.76% from stock appreciation and dividends this past year.

The five worst performers cost the Fund a little less than 1.3% of the Fund's Net Asset Value ("NAV").
Market Thoughts
The U.S. expansion is in its ninth year, making it the third longest expansion in the post-war era. The Federal

6	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

Reserve ("Fed")'s low interest rate policy and expanding balance sheet from open market purchases seem to have been a strong tailwind for the equity market. The prospect of normalizing the Fed's policy over the next year will probably reduce if not eliminate the tailwind of recent years. We are now in a period when fundamentals may matter more than they have over the past few years. The rising tide may not continue to lift all boats. Margin expansion will be tougher to achieve. Management decisions, like handling rising labor costs, will be vital to a company's success. The DF Dent Premier Growth Fund is invested in high-quality growth equities, with excellent management teams that we think can successfully navigate this environment. We have spent time getting to know these management teams and believe we understand how they think and operate. Additionally, the Technology and Financial sectors could deliver the fastest earnings growth in 2017 outside of the recovery in energy, and the Fund's portfolio is overweight in both these sectors. We are focused on stocks that we believe will deliver revenue and earnings growth just as the five listed above in the Commentary section have done over the past year. We continue to monitor the Fund's portfolio companies very closely and weight the portfolio in favor of those stocks with the best prospects for above average returns. We are mindful to trim names that have done well and gotten ahead of themselves and to rebalance the portfolio appropriately.
As in the past, we appreciate your investment in our DF Dent Premier Growth Fund and will continue to work diligently for you, our shareholders.
Respectively Submitted,

Daniel F. Dent	Bruce L. Kennedy	Matthew F. Dent

IMPORTANT INFORMATION:
The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Investing involves risks, including the possible loss of principal. The DF Dent Premier Growth Fund may invest in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock.
The DF Dent Midcap Growth Fund ("Midcap Fund") also invests in small and medium size companies. With non-diversification risk, the Midcap Fund will typically invest in securities of a small group of issuers, which exposes the Midcap Fund to greater market risk. Investing in American Depositary Receipts (ADRs) carries risks of political and financial instability, less liquidity and greater volatility, as well as risks associated with

7	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

the lack of reliable accounting and financial information. The Midcap Fund is also subject to other risks, such as Real Estate Investment Trusts (REIT) risk with possible real estate market declines, which are detailed in the Midcap Fund's prospectus.
The DF Dent Small Cap Growth Fund ("Small Cap Fund") invests in small size companies, which carry greater risk than is customarily associated with larger, more established companies. With non-diversification risk, the Small Cap Fund will typically invest in securities of a small group of issuers, which exposes the Small Cap Fund to greater market risk. Investing in ADRs carries risks of political and financial instability, less liquidity and greater volatility, as well as risks associated with the lack of reliable accounting and financial information. The Small Cap Fund is also subject to other risks, such as REIT risk with possible real estate market declines, which are detailed in the Small Cap Fund's prospectus.
The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held stocks. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell Small Cap Index companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index.

8	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) JUNE 30, 2017

Recent Performance
For the fiscal year ending June 30, 2017, the DF Dent Premier Growth Fund (the "Fund") experienced a total return of +20.62% versus a total return of +17.90% for the S&P 500 Index (the "Index"), the benchmark we use for performance comparisons. Performance versus the Index for various periods ending June 30, 2017 was as follows:
Period Ending 06/30/2017	DF Dent Premier Growth Fund		S&P 500 Index		Outperformance (Underperformance)
Six Months	+	16.76%	+	9.34%	+	7.42%
Twelve Months	+	20.62%	+	17.90%	+	2.72%
Five Years (annualized)	+	13.54%	+	14.63%	-	1.09%
Five Years (cumulative)	+	88.70%	+	97.92%	-	9.22%
Ten Years (annualized)	+	7.27%	+	7.18%	+	0.09%
Ten Years (cumulative)	+	101.78%	+	100.08%	+	1.70%
Since Inception (07/16/01) (annualized)	+	8.25%	+	6.61%	+	1.64%
Since Inception (07/16/01) (cumulative)	+	254.28%	+	177.69%	+	76.59%

Past performance is not indicative of future performance.
The Fund's fiscal year ending on June 30, 2017 was one of five years in the Fund's 16 year history to record a total return of greater than 20%. As can be seen above, the most recent six months were particularly strong relative to the Index as well as from an absolute standpoint with a +16.76% return. This return was clearly above what shareholders should normally expect as the Fund's long term annual return since inception has been +8.25%. The past five years includes two years (2014 and 2016) when investors enamored with index funds poured large amounts into indexing with those funds indexed to the S&P 500 being most popular. The cash flows into the Index made it a very tough benchmark to beat in those years. However, your Fund did outperform the Index in three of the past five years (2013, 2015, and 2017).
The two market sectors having the greatest impact on your Fund in the past year were Information Technology and Health Care. Information Technology (IT) carried an average weighting of 31.28% during the year in the Fund, about 10% greater than the Index. This overweighting had a positive influence on your Fund. IT led the market from start to finish in the past year. Nine of the eleven IT stocks in the Fund had total returns of over 20% during the year. Health Care (HC) rode a market roller coaster during the year. The market interpreted the election results in November as presaging the demise of Obamacare and significant reductions in health care spending. Congressional deliberations in 2017 have cast uncertainty on the entire issue. During these ups and downs, the health care stocks in your Fund performed very well resulting in the group's 30.84% return for the year, your best performing sector.
Avoidance of underperforming sectors also contributed to the year's performance. Your Fund had no investments in Energy, Utilities, Consumer Staples, or Telecommunications Services, four of the worst performing sectors in the Index.

9	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) JUNE 30, 2017

Your Fund outperformed the Index due to stock selection. Within Health Care in particular, four of the five holdings generated returns exceeding 20% led by Intuitive Surgical's 41.42% return for the year. As mentioned above, nine of the eleven stocks in your Fund's IT sector returned over 20%. The Real Estate Sector produced a negative return for the Index in the past year, but that sector within your Fund produced a +17.95% return led by American Tower's and CBRE Group's returns of +18.85% and 20.33%, respectively. While categorized within Real Estate, neither of these companies are traditional real estate operations, and both have attractive growth financial metrics.
The strategies utilized in managing the Fund are constant and do not change with the vagaries of the markets. The Adviser seeks to identify those few "best-in-class"* companies that dominate an attractive market niche and are run by talented and dedicated management teams of unquestioned integrity. It is your Adviser's belief that such enterprises are best positioned to navigate the sea changes confronting businesses today.
The key trends in which your Fund invests in are best outlined in the "Themes" section of the Shareholders' Letter preceding this discussion.
Sector Allocation and Attribution

The following bar chart presents the sector weightings of your Fund (DFDPX) versus the sector weightings of the Index as of June 30, 2017:
Source: FactSet
Your Fund began the fiscal year with a 29.5% weighting in Information Technology, 9.7% over the Index, and completed the year with the above 34.5% weighting, 12.2% over the Index. The Adviser held what it considered

10	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) JUNE 30, 2017

a maximum position in this sector throughout the year. The Fund benefited from its strong emphasis upon this leading sector. The Health Care Sector increased from 9.1% to 13.7% above during the year due largely to the strong performance of Celgene and Intuitive Surgical. This sector decreased slightly in the Index over the year. Your Fund continues to be over-weighted in Industrials. This is not the result of some master strategy but simply the fact that this sector has always been a "catch all" for many types of diverse businesses. For instance, Envestnet, a provider of software services to wealth managers; Exponent, a technical consulting firm for engineering design and faults; Healthcare Services Group, a provider of housekeeping and food services to nursing care facilities; and WageWorks, which offers Flexible Spending Account (FSA) and Health Savings Account (HSA) services to employers all fall within the Industrials Sector. We could just as easily assign these companies to a Business Services category, but the Index does not have such a category and assigns these companies to Industrials. But we really have no complaint with S&P Global, which is the entity that actually makes these sector assignments. It is the 8th largest holding in the Fund and generated a 37.76% return for our shareholders this past year, which made it the 5th best contributor to performance in the past year as seen in the following section.
As stated in the prior section, avoiding any investments in Consumer Staples, Energy, Telecommunication Services, and Utilities, all of which had very poor performances last year, was intentional and benefited the Fund's performance. We invest your money in companies that we believe will generate high returns. We do not seek to commit your capital across all sectors, something we call "Diworsification."
The Adviser has adhered to a belief of not investing in derivative securities.
Best and Worst Performers
Five Best Contributors Investments	Fund Realized and Unrealized Appreciation and Income in Fiscal Year 2017	Fund Per Share As of 06/30/17
Visa Inc., Class A	$2,197,509	$0.42
Roper Technologies, Inc.	2,019,247	0.39
Intuitive Surgical, Inc.	1,885,237	0.36
Red Hat, Inc.	1,701,305	0.33
S&P Global, Inc.	1,570,530	0.30
	$9,373,828	$1.80

Descriptions of the 5 best contributors are found earlier in the Commentary section of the Shareholders' Letter section of this report.

11	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) JUNE 30, 2017

Five Worst Contributors Investments	Fund Realized and Unrealized Loss and Income in Fiscal Year 2017	Fund Per Share As of 06/30/17
Stericycle, Inc.	$(834,989)	$(0.16)
Signet Jewelers, Ltd.	(561,330)	(0.11)
IMAX Corp.	(441,572)	(0.08)
ExamWorks Group, Inc.	(494)	(0.00)
Exponent, Inc.	44,120	0.00
	$(1,794,265)	$(0.35)

The Five Worst Contributors cost the Fund a little less than 1.3% of its average NAV during the year. Stericycle and Signet were both eliminated from the Fund owing to disappointing operating performance. ExamWorks was sold early in the year pursuant to a cash tender offer. The positions in both IMAX and Exponent were trimmed back at higher prices for valuation purposes and as sources of funds for new investments.
Capital Gains Distribution Policy
As previously reported, it is the Adviser's policy to distribute all net realized capital gains in December of each year. On December 15, 2015, your Fund distributed a net capital gain of $19,330,439, or $3.32 per share, to shareholders. On December 15, 2016, another capital gain distribution of $5,832,194, or $1.08 per share was paid. Since inception (07/16/2001), your Fund has distributed a total of $33,165,291, or $5.17 per share in realized gains. Consequently, an original shareholder on July 16, 2001 who invested $10 a share in the Fund has received $5.17 in capital gain distributions. An investor who elected to receive these capital gain distributions in cash would have accumulated total value of $33.39 as of 06/30/2017 ($5.17 in cash distributions + $28.22 NAV).
If that shareholder reinvested all the capital gain distributions in additional shares at the time of each capital gain distribution, the original $10 investment would now be worth $35.43 for an 8.25% annual return versus 6.61% for the Index. The $2.04 difference represents the appreciation of additional shares purchased through reinvestment of capital gain distributions. $10 invested in the Fund on 07/16/2001 with capital gain reinvestment is worth $35.43 as of 06/30/2017, which is $7.66, or 27.6%, more than the $27.77 which would have resulted from an investment in the Index.

12	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) JUNE 30, 2017

FIVE LARGEST EQUITY HOLDINGS
June 30, 2017
Quantity	Security	Total Cost	Market Value	Percent of Net Assets of the Fund	Percent of Contribution to 2017 Return
103,000	Visa, Inc., Class A	$1,847,508	$9,659,340	6.58%	1.73%
54,000	Ecolab, Inc.	3,110,626	7,168,500	4.89	0.65
69,500	Red Hat, Inc.	3,536,686	6,654,625	4.54	1.27
28,000	Roper Technologies, Inc.	1,580,727	6,482,840	4.42	1.57
47,000	Celgene Corp.	2,481,536	6,103,890	4.16	1.06
		$12,557,083	$36,069,195	24.59%	6.28%

Note that four of the companies above have more than doubled in value while held in the Fund. The Adviser prefers to have the investments reach the largest holdings list through appreciation rather than committing a lot of capital to any particular name. This strategy is intended to protect against magnified investment mistakes of investing too much in a company that underperforms. The gain in Red Hat is not as great since it is a more recent purchase within the Fund.
While these five companies represent 24.59% of the Fund, their 6.28% combined contribution represents 30.46% of the Fund's 20.62% return for the year. Thus, they outperformed the rest of the Fund, and the concentration level of 24.59% was beneficial.
* The determination of "best-in-class" is solely the opinion of the Fund's Adviser, and such opinion is subject to change. Those companies that hold leading market share positions, strong growth potential, historically good profitability, and management teams known for integrity and good corporate governance are generally considered to be "best-in-class."
The views in this report were those of the Fund's Adviser as of June 30, 2017, and may not reflect the Adviser's views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of the report date. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in the Fund, they do not constitute investment or tax advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

13	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) JUNE 30, 2017

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the DF Dent Premier Growth Fund (the "Fund") compared with the performance of the benchmark, S&P 500 Index ("S&P 500"), over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 1.22%. However, the Fund's adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.10% on the first $150 million in Fund net assets and to 0.90% on net assets exceeding the $150 million, through October 31, 2019. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

14	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017

Shares	Security Description	Value

Common Stock - 100.2%%
Consumer Discretionary - 8.3%
4,000	Amazon.com, Inc. (a)	$3,872,000
60,000	CarMax, Inc. (a)	3,783,600
135,000	LKQ Corp. (a)	4,448,250

		12,103,850
Financials - 14.7%
55,000	Discover Financial Services	3,420,450
2,800	Markel Corp. (a)	2,732,408
44,000	Moody's Corp.	5,353,920
39,000	S&P Global, Inc.	5,693,610
82,000	SEI Investments Co.	4,409,960

		21,610,348
Health Care - 13.7%
20,000	Bio-Techne Corp.	2,350,000
47,000	Celgene Corp. (a)	6,103,890
14,300	Illumina, Inc. (a)	2,481,336
6,500	Intuitive Surgical, Inc. (a)	6,079,905
38,000	STERIS PLC	3,097,000

		20,112,131
Industrials - 19.8%
53,000	Envestnet, Inc. (a)	2,098,800
15,000	Exponent, Inc.	874,500
22,000	Fastenal Co.	957,660
38,000	Healthcare Services Group, Inc.	1,779,540
28,000	Roper Technologies, Inc.	6,482,840
12,000	TransDigm Group, Inc. (a)	3,226,440
49,200	Verisk Analytics, Inc. (a)	4,151,004
29,800	Wabtec Corp.	2,726,700
50,777	WageWorks, Inc. (a)	3,412,214
34,500	Waste Connections, Inc.	2,222,490
7,000	Watsco, Inc.	1,079,400

		29,011,588
Information Technology - 34.6%
6,400	Alphabet, Inc., Class C (a)	5,815,872
43,000	ANSYS, Inc. (a)	5,232,240
28,500	Blackbaud, Inc.	2,443,875
75,017	Blackline, Inc. (a)	2,681,108
14,300	CoStar Group, Inc. (a)	3,769,480
33,400	Mastercard, Inc., Class A	4,056,430
92,500	PROS Holdings, Inc. (a)	2,533,575
69,500	Red Hat, Inc. (a)	6,654,625
80,000	Trimble, Inc. (a)	2,853,600
29,000	Tyler Technologies, Inc. (a)	5,094,430
103,000	Visa, Inc., Class A	9,659,340

		50,794,575
Materials - 4.9%
54,000	Ecolab, Inc.	7,168,500

Shares	Security Description	Value

Real Estate - 4.2%
38,000	American Tower Corp. REIT	$5,028,160
32,000	CBRE Group, Inc., Class A (a)	1,164,800

		6,192,960

Total Common Stock (Cost $79,378,034)	146,993,952

Total Investments - 100.2% (Cost $79,378,034)*	$146,993,952
Other Assets & Liabilities, Net – (0.2)%	(278,169)
Net Assets – 100.0%	$146,715,783

PLC Public Limited Company
REIT Real Estate Investment Trust
(a) Non-income producing security.

*  Cost for federal income tax purposes is $79,334,189 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$67,673,656
Gross Unrealized Depreciation	(13,893)
Net Unrealized Appreciation	$67,659,763

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$146,993,952
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$146,993,952

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for

See Notes to Financial Statements.	15	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	8.3%
Financials	14.7%
Health Care	13.7%
Industrials	19.8%
Information Technology	34.6%
Materials	4.9%
Real Estate	4.2%
Other Assets & Liabilities, Net	(0.2)%
100.0%

See Notes to Financial Statements.	16	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2017

ASSETS
. Total investments, at value (Cost $79,378,034)	$146,993,952
Cash	33,208
Receivables:
Dividends and interest	44,357
Prepaid expenses	15,778
Total Assets	147,087,295

LIABILITIES
Accrued Liabilities:
Investment adviser fees	331,053
Trustees' fees and expenses	180
Fund services fees	11,436
Other expenses	28,843
Total Liabilities	371,512

NET ASSETS	$146,715,783

COMPONENTS OF NET ASSETS
Paid-in capital	$71,934,283
Undistributed net investment income	46,080
Accumulated net realized gain	7,119,502
Net unrealized appreciation	67,615,918
NET ASSETS	$146,715,783
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	5,198,585
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$28.22

See Notes to Financial Statements.	17	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND STATEMENT OF OPERATIONS YEAR ENDED JUNE 30, 2017

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $2,933) .	$1,205,700
Interest income	859
Total Investment Income	1,206,559
Adviser
EXPENSES
Investment adviser fees	1,430,953
Fund services fees	199,183
Custodian fees	15,121
Registration fees	18,763
Professional fees	52,314
Trustees' fees and expenses	13,412
Other expenses	29,723
Total Expenses	1,759,469
Fees waived and expenses reimbursed	(185,833)
Net Expenses	1,573,636

NET INVESTMENT LOSS	(367,077)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	13,524,493
Net change in unrealized appreciation (depreciation) on investments	13,764,129
NET REALIZED AND UNREALIZED GAIN	27,288,622
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,921,545

See Notes to Financial Statements.	18	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended June 30,
	2017	2016
OPERATIONS
Net investment loss	$(367,077)	$(819,867)
Net realized gain	13,524,493	6,952,199
Net change in unrealized appreciation (depreciation)	13,764,129	(9,609,670)
Increase (Decrease) in Net Assets Resulting from Operations	26,921,545	(3,477,338)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(5,832,194)	(19,330,439)

CAPITAL SHARE TRANSACTIONS
Sale of shares	906,695	4,257,020
Reinvestment of distributions	4,628,170	15,030,720
Redemption of shares	(26,911,202)	(23,413,211)
Decrease in Net Assets from Capital Share Transactions	(21,376,337)	(4,125,471)
Decrease in Net Assets	(286,986)	(26,933,248)

NET ASSETS
Beginning of Year	147,002,769	173,936,017
End of Year (Including line (a))	$146,715,783	$147,002,769

SHARE TRANSACTIONS
Sale of shares	35,252	164,264
Reinvestment of distributions	187,300	614,502
Redemption of shares	(1,043,836)	(900,483)
Decrease in Shares	(821,284)	(121,717)

(a) Undistributed (distributions in excess of) net investment income	$46,080	$(390,987)

See Notes to Financial Statements.	19	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended June 30,
	2017	2016	2015	2014	2013
NET ASSET VALUE, Beginning
of Year	$24.42	$28.32	$26.17	$21.54	$17.73
INVESTMENT OPERATIONS
Net investment loss (a)	(0.07)	(0.13)	(0.10)	(0.08)	(0.01)
Net realized and unrealized
gain (loss)	4.95	(0.45)	2.25	4.71	3.82
Total from Investment
Operations	4.88	(0.58)	2.15	4.63	3.81
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net realized gain	(1.08)	(3.32)	—	—	—
NET ASSET VALUE, End
of Year	$28.22	$24.42	$28.32	$26.17	$21.54
TOTAL RETURN	20.62%	(2.06)%	8.22%	21.49%	21.49%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Year (000's omitted)	$146,716	$147,003	$173,936	$199,409	$174,808
Ratios to Average Net Assets:
Net investment loss	(0.26)%	(0.52)%	(0.38)%	(0.31)%	(0.05)%
Net expenses	1.10%	1.09%	1.06%	1.05%	1.09%
Gross expenses (b)	1.23%	1.22%	1.20%	1.20%	1.26%
PORTFOLIO TURNOVER RATE	13%	20%	25%	25%	19%

(a)	Calculated based on average shares outstanding during each year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	20	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

Dear Fellow Shareholders:
Performance
For the period July 1, 2016, through June 30, 2017, the DF Dent Midcap Growth Fund (the "Fund") experienced a total return of +17.74%, outperforming the total return of +17.05% for the Russell Midcap Growth Index (the "Index"), which is the benchmark we use for performance comparisons, by 0.69%.
Expense Ratio
Your Fund's investment adviser, D.F. Dent and Company, Inc. (the "Adviser"), has contractually agreed to maintain your Fund's expense ratio through October 31, 2019 at a net 1.10% on the first $150 million of net assets and 0.90% on net assets exceeding $150 million by reimbursing expenses and/or waiving a portion of management fees. Per the prospectus, the Fund's total operating expense ratio (gross) is 1.82%.
Concentration
The Fund's concentration in its top 10 holdings is as follows:
Top 10 Holdings	06/30/17
% of Fund	42.90%
Average Position Size of Top 10	4.29%

We believe the concentration in the Fund's top 10 positions is appropriate at its current level and has the potential to enhance long-term performance. What is the proper balance between concentration and diversification? Although there is no single answer to this question, we believe that over-diversification, "diworsification," can dilute the contribution of carefully selected great investments. Concentration, on the other hand, forces a more disciplined and focused analysis of investment opportunities. Shareholders of your Fund should expect the latter rather than your Adviser investing in "a little bit of everything." To us, concentration means High Conviction. It is only logical that our 10 highest conviction companies should carry heavier weightings than the remaining 23 companies.
Management Ownership of Fund
Employees, their families, and the Adviser's retirement plan owned approximately 24% of the Fund as of June 30, 2017. There were only management purchases and no management redemptions during the fiscal year ended June 30, 2017.
Portfolio Commentary
The U.S. expansion is in its ninth year, making it the third longest expansion in the post-war era. The Fed's low interest rate policy and expanding balance sheet from open market purchases have been a strong tailwind for

21	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

the equity market. The prospect of normalizing the Fed's policy over the next year will reduce if not eliminate the tailwind of recent years. We are now in a period when fundamentals may matter more than they have over the past few years. The rising tide may not continue to lift all boats. Margin expansion will be tougher to achieve. Management decisions, like handling rising labor costs, will be vital to a company's success. The DF Dent Midcap Growth Fund is invested in high-quality growth equities, with excellent management teams that we think can successfully navigate this environment. We have spent much time with these management teams and believe we understand how they think and operate. We are focused on stocks that will deliver revenue and earnings growth. We continue to monitor our portfolio companies very closely and weight the portfolio in favor of those stocks with the best prospects for above average returns. We are mindful to trim names that have done well and gotten ahead of themselves and to rebalance the portfolio appropriately.
The strategies utilized in managing the Fund are constant and do not change with the vagaries of the markets. We try to identify those few "best-in-class"* companies that dominate an attractive market niche and are run by talented and dedicated management teams of unquestioned integrity. It is our belief that such enterprises are best positioned to navigate the sea changes confronting businesses today.
Your Fund slightly outperformed the Index mainly due to sector allocation. Performance benefitted most from underweight position in the Consumer Discretionary and Consumer Staples sectors and overweight position in Financials. Underweight positions in Real Estate and Energy also proved beneficial. Stock selection within sectors, on the other hand, negatively impacted performance. This was particularly true in the Health Care, Information Technology, and Financial sectors, more than offsetting stock selection strength in Industrials.
The largest performance detractor in the portfolio was AAC Holdings (AAC), a leading domestic provider of inpatient treatment services for individuals with drug and alcohol addictions. The company has aggressively grown its facility base and expanded services to include a broad continuum of inpatient and outpatient treatment and serve both PPO and HMO-covered patients. However, management execution has disappointed and profit margins and earnings have fallen short of expectations through the expansion. At the same time, we view AAC to be trading at a discount to potential replacement, takeout, and intrinsic values for the company and we are evaluating the position and sizing. In addition, IMAX Corp., a provider of premium filmmaking and theater systems, lagged as global box office receipts disappointed, particularly in China.
On the positive side, stock selection benefitted from our positions in Roper Technologies and PROS Holdings. Roper, a long-term holding, is a diversified collection of niche businesses serving software, health care, and industrial end markets. Roper benefitted from accelerating organic revenue growth, in part due to the ebbing of industrial and currency headwinds, and the acquisition of software provider Deltek. PROS Holdings is a provider of pricing and revenue optimization software to travel, industrial, and other markets. PROS' stock performed well as revenue growth recovered strongly following some stumbles related to its transition to a subscription-based business model.

22	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

Sector Weights
The following bar chart presents the sector weightings of your Fund versus the sector weightings of the Index as of June 30, 2017:
Source: FactSet
Themes
The Adviser has invested across many different economic sectors and industries. We believe major underlying trends that reach across many different industries are key elements of long-term sustained growth. Your Fund is structured to seek participation in the following ongoing major investment themes:
1.	Consumer businesses that are enhanced- not disintermediated- by technology and e-commerce: LKQ Corp., CarMax
2.	Advanced technologies in healthcare: Illumina, Intuitive Surgical
3.	Pioneering use of data to add value: Verisk, Ecolab, Trimble, PROS Holdings
4.	Software improving productivity in legacy industries: Blackbaud, Tyler Technologies, CoStar Group, ANSYS, Envestnet

23	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

Best and Worst Performers
Five Best Contributors Investments	Fund Realized and Unrealized Appreciation and Income in Fiscal Year 2017	Fund Per Share As of 06/30/17
Roper Technologies, Inc.	$503,450	$0.26
Red Hat, Inc.	466,998	0.24
ANSYS, Inc.	371,863	0.19
Intuitive Surgical, Inc.	370,110	0.19
Trimble, Inc.	335,633	0.17
	$2,048,054	$1.05

Five Worst Contributors Investments	Fund Realized and Unrealized Loss and Income in Fiscal Year 2017	Fund Per Share As of 06/30/17
AAC Holdings, Inc.	$(420,258)	$(0.21)
IMAX Corp.	(183,171)	(0.09)
Signet Jewelers, Ltd.	(126,356)	(0.06)
Stericycle, Inc.	(75,393)	(0.04)
SBA Communications Corp. REIT	(25,217)	(0.01)
	$(830,395)	$(0.41)

FIVE LARGEST EQUITY HOLDINGS
JUNE 30, 2017
Quantity	Security	Total Cost	Market Value	Percent of Net Assets of the Fund
21,164	Verisk Analytics, Inc.	$1,492,225	$1,785,607	5.01%
17,967	Red Hat, Inc.	1,056,178	1,720,340	4.83
7,363	Roper Technologies, Inc.	1,037,496	1,704,755	4.78
12,707	Ecolab, Inc.	1,284,396	1,686,854	4.73
13,008	ANSYS, Inc.	968,370	1,582,813	4.44
		$5,838,665	$8,480,369	23.79%

As always, we acknowledge the responsibility you have conveyed by making your investment in the DF Dent Midcap Growth Fund and will work diligently on your behalf.

24	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

Respectively Submitted,

Thomas F. O'Neil, Jr.	Matthew F. Dent

Gary D. Mitchell	Bruce L. Kennedy

* The determination of "best-in-class" is solely the opinion of the Fund's Adviser, and such opinion is subject to change. Those companies that hold leading market share positions, strong growth potential, historically good profitability, and management teams known for integrity and good corporate governance are generally considered to be "best-in-class."

IMPORTANT INFORMATION:
Investing involves risks, including the possible loss of principal. The Fund invests in small- and medium-size companies, which carry greater risk than is customarily associated with larger, more established companies. With non-diversification risk, the Fund will typically invest in securities of fewer issuers, which exposes the Fund to greater market risk. Investing in American Depository Receipts (ADRs) carries risks of political and financial instability, less liquidity and greater volatility, as well as risks associated with the lack of reliable accounting and financial information. The Fund is also subject to other risks, such as the risk associated with investing in Real Estate Investment Trusts (REITs) like possible real estate market declines, which are detailed in the Fund's prospectus.
The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index. Price-to-earnings ("P/E") ratio is the valuation of a company's current share price relative to company earnings. Earnings-per-share ("EPS") is the portion of a company's profit allocated to each outstanding share of common stock.
The views in this report contained herein were those of the Fund's Adviser as of June 30, 2017, and may not reflect the Adviser's views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of the report date. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in the Fund, they do not constitute investment or tax advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

25	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) JUNE 30, 2017

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the DF Dent Midcap Growth Fund (the "Fund") compared with the performance of the benchmark, the Russell Midcap Growth Index ("Russell Midcap Growth"), since inception. The Russell Midcap Growth measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The total return of the Russell Midcap Growth includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Russell Midcap Growth does not include expenses. The Fund is professionally managed, while the Russell Midcap Growth is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 1.82%. However, the Fund's adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, and ordinary expenses) to 1.10% on the first $150 million in net assets and 0.90% on net assets exceeding $150 million, through October 31, 2019. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

26	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017

Shares	Security Description	Value

Common Stock - 99.3%%
Consumer Discretionary - 8.4%
20,659	CarMax, Inc. (a)	$1,302,756
14,611	IMAX Corp. (a)	321,442
41,107	LKQ Corp. (a)	1,354,476

		2,978,674
Financials - 10.9%
1,014	Markel Corp. (a)	989,522
12,460	Moody's Corp.	1,516,133
25,803	SEI Investments Co.	1,387,685

		3,893,340
Health Care - 12.4%
29,891	AAC Holdings, Inc. (a)	207,145
6,397	Bio-Techne Corp.	751,648
5,933	Illumina, Inc. (a)	1,029,494
1,304	Intuitive Surgical, Inc. (a)	1,219,722
14,793	STERIS PLC	1,205,630

		4,413,639
Industrials - 31.4%
19,943	Envestnet, Inc. (a)	789,743
11,353	Exponent, Inc.	661,880
8,376	Fastenal Co.	364,607
15,736	Healthcare Services Group, Inc.	736,917
7,363	Roper Technologies, Inc.	1,704,755
2,777	TransDigm Group, Inc. (a)	746,652
21,164	Verisk Analytics, Inc. (a)	1,785,607
14,599	Wabtec Corp.	1,335,808
15,863	WageWorks, Inc. (a)	1,065,994
20,027	Waste Connections, Inc.	1,290,107
4,725	Watsco, Inc.	728,595

		11,210,665
Information Technology - 25.6%
13,008	ANSYS, Inc. (a)	1,582,814
7,321	Blackbaud, Inc.	627,776
19,826	Blackline, Inc. (a)	708,581
4,115	CoStar Group, Inc. (a)	1,084,714
37,413	PROS Holdings, Inc. (a)	1,024,742
17,967	Red Hat, Inc. (a)	1,720,340
30,630	Trimble, Inc. (a)	1,092,572
7,228	Tyler Technologies, Inc. (a)	1,269,743

		9,111,282
Materials - 4.7%
12,707	Ecolab, Inc.	1,686,854

Real Estate - 2.3%
22,551	CBRE Group, Inc., Class A (a)	820,856

Shares	Security Description	Value

Telecommunication Services - 3.6%
9,414	SBA Communications Corp. REIT (a)	$1,269,949

Total Common Stock (Cost $25,820,383)	35,385,259

Total Investments - 99.3% (Cost $25,820,383)*	$35,385,259
Other Assets & Liabilities, Net – 0.7%	267,075
Net Assets – 100.0%	$35,652,334

PLC Public Limited Company
REIT Real Estate Investment Trust
(a) Non-income producing security.

*  Cost for federal income tax purposes is $25,924,313 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$10,063,710
Gross Unrealized Depreciation	(602,764)
Net Unrealized Appreciation	$9,460,946

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$35,385,259
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$35,385,259

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended June 30, 2017.

See Notes to Financial Statements.	27	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	8.4%
Financials	10.9%
Health Care	12.4%
Industrials	31.4%
Information Technology	25.6%
Materials	4.7%
Real Estate	2.3%
Telecommunication Services	3.6%
Other Assets & Liabilities, Net	0.7%
100.0%

See Notes to Financial Statements.	28	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2017

ASSETS
. Total investments, at value (Cost $25,820,383)	$35,385,259
Cash	670,880
Receivables:
Fund shares sold	10,600
Investment securities sold	282,942
Dividends and interest	5,134
Prepaid expenses	5,828
Total Assets	36,360,643

LIABILITIES
Payables:
Investment securities purchased	622,092
Accrued Liabilities:
Investment adviser fees	57,526
Fund services fees	7,188
Other expenses	21,503
Total Liabilities	708,309

NET ASSETS	$35,652,334

COMPONENTS OF NET ASSETS
Paid-in capital	$26,461,246
Accumulated net investment loss	(101,681)
Accumulated net realized loss	(272,107)
Net unrealized appreciation	9,564,876
NET ASSETS	$35,652,334
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	1,972,170
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$18.08
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	29	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND STATEMENT OF OPERATIONS YEAR ENDED JUNE 30, 2017

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $1,200) .	$159,174
Interest income	1,275
Total Investment Income	160,449
Adviser
EXPENSES
Investment adviser fees	292,906
Fund services fees	132,848
Custodian fees	5,000
Registration fees	9,498
Professional fees	28,712
Trustees' fees and expenses	6,792
Other expenses	16,396
Total Expenses	492,152
Fees waived and expenses reimbursed	(169,956)
Net Expenses	322,196

NET INVESTMENT LOSS	(161,747)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(65,924)
Net change in unrealized appreciation (depreciation) on investments	5,201,981
NET REALIZED AND UNREALIZED GAIN	5,136,057
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,974,310

See Notes to Financial Statements.	30	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended June 30,
	2017	2016
OPERATIONS
Net investment loss	$(161,747)	$(156,762)
Net realized gain (loss)	(65,924)	242,086
Net change in unrealized appreciation (depreciation)	5,201,981	(541,009)
Increase (Decrease) in Net Assets Resulting from Operations	4,974,310	(455,685)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(24,720)	(677,047)

CAPITAL SHARE TRANSACTIONS
Sale of shares	7,728,638	2,595,222
Reinvestment of distributions	24,642	674,372
Redemption of shares	(1,013,815)	(930,371)
Increase in Net Assets from Capital Share Transactions	6,739,465	2,339,223
Increase in Net Assets	11,689,055	1,206,491

NET ASSETS
Beginning of Year	23,963,279	22,756,788
End of Year (Including line (a))	$35,652,334	$23,963,279

SHARE TRANSACTIONS
Sale of shares	473,689	176,331
Reinvestment of distributions	1,551	45,199
Redemption of shares	(62,428)	(61,269)
Increase in Shares	412,812	160,261

(a) Accumulated net investment loss	$(101,681)	$(76,368)

See Notes to Financial Statements.	31	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended June 30,
	2017	2016	2015	2014	2013
NET ASSET VALUE, Beginning
of Year	$15.37	$16.27	$15.46	$13.01	$10.32
INVESTMENT OPERATIONS
Net investment loss (a)	(0.09)	(0.11)	(0.10)	(0.09)	(0.04)
Net realized and unrealized
gain (loss)	2.81	(0.31)	1.57	3.06	2.73
Total from Investment
Operations	2.72	(0.42)	1.47	2.97	2.69
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net realized gain	(0.01)	(0.48)	(0.66)	(0.52)	—
REDEMPTION FEES (a)	—	—	—	— (b)	—
NET ASSET VALUE, End
of Year	$18.08	$15.37	$16.27	$15.46	$13.01
TOTAL RETURN	17.74%	(2.49)%	9.97%	22.95%	26.07%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Year (000's omitted)	$35,652	$23,963	$22,757	$16,032	$9,679
Ratios to Average Net Assets:
Net investment loss	(0.55)%	(0.71)%	(0.65)%	(0.63)%	(0.38)%
Net expenses	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expenses (c)	1.68%	1.82%	1.84%	2.08%	1.86%
PORTFOLIO TURNOVER RATE	31%	29%	45%	32%	35%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	32	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

Dear Fellow Shareholders:
Performance
For the fiscal year ended June 30, 2017, the DF Dent Small Cap Growth Fund (the "Fund") experienced a total return of +15.67%. This return is net of fees and represents an underperformance of 8.73% relative to the total return of +24.40% for the Russell 2000 Growth Index (the "Index"), which is the benchmark we use for performance comparisons.
Expense Ratio
The gross operating expense ratio for the Fund is currently 3.60%, which is high given the small size of Fund assets relative to certain fixed expenses. However, per the Fund's prospectus, your Fund's investment Adviser, D.F. Dent and Company, Inc. (the "Adviser"), has contractually agreed to reimburse expenses and/or waive a portion of its fees so as to maintain your Fund's expense ratio at a net 1.25% through October 31, 2019.
Concentration
The Fund's concentration in its top 10 holdings is as follows:
Top 10 Holdings	06/30/17
% of the Fund	31.10%
Average Position Size of Top 10	3.11%

We believe that the concentration in the Fund's top 10 positions is appropriate at its current level and has the potential to enhance long-term performance.
Management Ownership of Fund
Employees, their families, and the Adviser's retirement plan owned approximately 64% of the Fund as of June 30, 2017. There were only management purchases and no management redemptions during the fiscal year ended June 30, 2017.
Portfolio Commentary
Performance of your Fund over the past twelve months looks to be directionally opposite to that of the preceding twelve-month period. In the preceding year, absolute performance was negative, but the performance relative to the Index showed outperformance (+5.69%). In the most recent twelve-month period, absolute performance was positive, but the performance relative to the Index showed underperformance (-8.73%). The biggest sources of underperformance were stock selection in the Consumer Discretionary and Healthcare Sectors. We provide a more detailed analysis of your Fund's performance in the Attribution Analysis section of this letter.

33	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

While we are disappointed in the Fund's underperformance over the past twelve months, we would like to remind shareholders that our investment objective is long-term capital appreciation, not relative returns in a short calendar period. We employ a fundamental bottom-up approach to identify and research companies with favorable attributes, and we construct portfolios with relatively concentrated positions that do not follow Index weightings. As such, we do not expect your Fund's returns to move in lock step with those of the Index, particularly over shorter periods of time. However, over the longer term, we are confident that a concentrated portfolio of carefully selected high-quality stocks is the best way to seek to generate excess returns.
Behaviors during periods of underperformance can differentiate an investment manager as much as behaviors during outperformance. At D.F. Dent, we have learned from over 40 years of experience always to go back to our basic investment principles when performance is disappointing. Case by case, we examine each of our portfolio companies to determine if it still has the attractive attributes we look for in our investments. If we made a mistake or our original investment thesis is no longer valid, we reduce our holding or sell out of the stock. If a company still has all the attributes of a "D.F. Dent company," and its stock's underperformance only makes it cheaper, we increase our position size.
We want to emphasize to our shareholders that our process has not changed. We continue to invest in the manner that we laid out in our first shareholder letter for your Fund and have reiterated in the "investment tenet highlight" sections of subsequent letters. Specifically, our fundamental research has the aim of identifying companies that we believe:
•	Are best-in-class*, niche-focused companies with a value-added focus and long-term growth that are supported by secular tailwinds;
•	Possess proven business models with sustainable competitive advantages, attractive financial characteristics and sustainable, above-market earnings growth potential; and
•	Are run by talented and ethical management teams that have strategic, operational and capital allocation expertise.
The above principles will continue to guide our investment research, as they have over the more than 40 year history of the firm. We believe in the process, and we are big believers in "eating our own cooking." As noted above, our portfolio managers, analysts, their families and the firm's retirement plan have significant investments in your Fund, representing 64% of the Fund shares as of June 30, 2017, and we have added to our positions over the last fiscal year.
With respect to the broader market, we note that the U.S. expansion is in its ninth year, making it the third longest expansion in the post-war era. We are now in a period when fundamentals may matter more than they have over the past few years. The rising tide may not continue to lift all boats. Margin expansion will be tougher to achieve. Management decisions, like handling rising labor costs and competitive technological threats, will be vital to a company's success. Your D.F. Dent Fund is invested in high-quality growth equities, with excellent management teams that we think can successfully navigate this environment. We have spent

34	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

much time with these management teams and know how they think and operate. We are focused on stocks that we believe will deliver revenue and earnings growth. We continue to monitor our portfolio companies very closely and look to weight the portfolio in favor of those stocks with the best prospects for above-average returns.
Attribution Analysis
Your Fund's largest source of underperformance relative to the Index came from the Consumer Discretionary sector. The underperformance was driven by stock selection, with a number of names that underperformed in the year. The greatest detractor in Consumer Discretionary was Monro Muffler Brake. Monro is a niche-focused provider of automotive repair and tire services and a leading consolidator of an otherwise fragmented industry. However, the company has struggled recently to deliver consistent same-store-sales growth and has relied on acquisitions for growth. While we continue to see Monro as a capable operator with significant scale advantages over most of its smaller competitors, we acknowledge that the competitive environment has become more challenged as auto dealerships have increased focus on the service and repair business, including selling tires which accounts for roughly 50% of Monro's business.
The Fund's next largest source of underperformance relative to the Index came from the Health Care Sector. The underperformance was driven by stock selection, due primarily to one investment in AAC Holdings, a provider of substance abuse treatment services. The company has aggressively grown its facility base and expanded services to include a broad continuum of inpatient and outpatient treatment and serve both PPO and HMO-covered patients. However management execution has disappointed and profit margins and earnings have fallen short of expectations through the expansion. At the same time, we view AAC to be trading at a discount to potential replacement, takeout, and intrinsic values for the company and we are evaluating the position and sizing.
Two other sectors contributed more modestly to underperformance in the year. Within Information Technology, stock selection detracted from performance across a number of positions, although our overweight position was a slight positive. Underperformance for the year also came from the Consumer Staples sector, where both stock selection and an underweight position contributed to underperformance for the year.
Your Fund's best performance relative to the Index came from the Financial sector. The outperformance was due principally to favorable stock selection, with PRA Group and WSFS Financial being the best contributors among a number of positive performers, and secondarily to the Fund's modest overweight position within the sector.
Investments in the Industrial sector also contributed positively to performance relative to the Index. The performance was broad-based among a number of names, led by SiteOne Landscape Supply. We continue to believe that well-run industrial companies with market-leading positions and above-average, high-return growth opportunities represent excellent investments for the Fund.
Rounding out the sectors, your Fund had no investments in Energy, Materials, Real Estate, and Utilities, and it

35	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

had an underweight position in Telecommunication Services. While none of these sectors are particularly large parts of the Index, the absence in Energy, Real Estate and Utilities provided modestly positive contributions to performance; the absence of Materials and underweight position in Telecommunication Services translated to modest negative relative performance.
As a whole, the Adviser feels comfortable with the portfolio of investments your Fund holds, both in terms of sector weightings and the favorable attributes of the underlying securities, including what we believe are high levels of earnings growth, solid management teams and durable, cash flow-generating franchises.
The following bar chart presents the sector weightings of your Fund versus the sector weightings of the Index as of June 30, 2017 (note this may differ slightly with the commentary above, which relates to average weightings as opposed to year-end weightings):
Source: FactSet

36	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

Best and Worst Performers

Five Best Contributors Investments	Fund Realized and Unrealized Appreciation and Income in Fiscal Year 2017	Fund Per Share As of 06/30/17
PROS Holdings, Inc.	$108,710	$0.18
WSFS Financial Corp.	89,593	0.15
Atrion Corp.	87,848	0.14
HEICO Corp., Class A	80,300	0.13
Teladoc, Inc.	80,249	0.13
	$446,700	$0.73

Five Worst Contributors Investments	Fund Realized and Unrealized Loss and Income in Fiscal Year 2017	Fund Per Share As of 06/30/17
AAC Holdings, Inc.	$(175,878)	$(0.29)
Zoe's Kitchen, Inc.	(71,392)	(0.12)
Monro Muffler Brake, Inc.	(65,341)	(0.11)
Inventure Foods, Inc.	(56,432)	(0.09)
IMAX Corp.	(39,385)	(0.06)
	$(408,428)	$(0.67)

FIVE LARGEST EQUITY HOLDINGS
JUNE 30, 2017
Quantity	Security	Total Cost	Market Value	Percent of Net Assets of the Fund
2,134	Tyler Technologies, Inc.	$266,006	$374,880	4.58%
2,744	Ellie Mae, Inc.	128,811	301,593	3.69
5,560	WSFS Financial Corp.	142,876	252,146	3.08
8,983	PROS Holdings, Inc.	107,630	246,044	3.01
3,879	HEICO Corp., Class A	138,168	240,692	2.94
		$783,491	$1,415,355	17.30%

As always, we appreciate the confidence you have placed in D.F. Dent and Company and are conscious of the responsibility that you have entrusted to us. We will continue to work diligently on your behalf.

Respectively Submitted,

Austin G. Root	Matthew F. Dent	Gary Wu

37	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

* The determination of "best-in-class" is solely the opinion of the Fund's Adviser, and such opinion is subject to change. Those companies that hold leading market share positions, strong growth potential, historically good profitability, and management teams known for integrity and good corporate governance are generally considered to be "best in class."
IMPORTANT INFORMATION:

Investing involves risks, including the possible loss of principal. The Fund invests in small- and medium-size companies, which carry greater risk than is customarily associated with larger, more established companies. With non-diversification risk, the Fund will typically invest in securities of fewer issuers, which exposes the Fund to greater market risk. Investing in American Depository Receipts (ADRs) carries risks of political and financial instability, less liquidity and greater volatility, as well as risks associated with the lack of reliable accounting and financial information. The Fund is also subject to other risks, such as the risk associated with Real Estate Investment Trusts (REITs) like possible real estate market declines, which are detailed in the Fund's prospectus.
The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. One cannot invest directly in an index.
The views in this report contained herein were those of the Fund's Adviser as of June 30, 2017, and may not reflect the Adviser's views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of the report date. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in the Fund, they do not constitute investment or tax advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

38	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) JUNE 30, 2017

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in DF Dent Small Cap Growth Fund (the "Fund") compared with the performance of the benchmark, the Russell 2000 Growth Index ("Russell 2000 Growth"), since inception. The Russell 2000 Growth, the Fund's primary performance benchmark, measures the performance of those Russell 2000 Growth companies with higher price-to-value ratios and higher forecasted growth values. The total return of the Russell 2000 Growth includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Russell 2000 Growth does not include expenses. The Fund is professionally managed, while the Russell 2000 Growth is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 3.60%. However, the Fund's adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.25%, through October 31, 2019. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

39	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017

Shares	Security Description	Value

Common Stock - 97.8%
Consumer Discretionary - 13.8%
1,069	Bright Horizons Family Solutions, Inc. (a)	$82,537
1,073	Carter's, Inc.	95,443
1,913	Chuy's Holdings, Inc. (a)	44,764
6,600	Duluth Holdings, Inc., Class B (a)	120,186
10,103	Good Times Restaurants, Inc. (a)	35,866
3,990	IMAX Corp. (a)	87,780
1,454	LCI Industries	148,890
4,829	Liberty TripAdvisor Holdings, Inc., Class A (a)	56,016
2,133	Lithia Motors, Inc., Class A	200,993
3,343	Monro Muffler Brake, Inc.	139,570
941	Wayfair, Inc., Class A (a)	72,344
3,881	Zoe's Kitchen, Inc. (a)	46,223

		1,130,612
Consumer Staples - 1.5%
1,811	Calavo Growers, Inc.	125,050

Financials - 7.4%
2,395	Glacier Bancorp, Inc.	87,681
2,958	PRA Group, Inc. (a)	112,108
1,311	ProAssurance Corp.	79,709
1,425	The Navigators Group, Inc.	78,233
5,560	WSFS Financial Corp.	252,146

		609,877
Health Care - 15.9%
16,331	AAC Holdings, Inc. (a)	113,174
253	Atrion Corp.	162,755
1,889	Bio-Techne Corp.	221,958
2,217	DexCom, Inc. (a)	162,174
4,607	HealthStream, Inc. (a)	121,256
1,550	Mesa Laboratories, Inc.	222,131
1,139	National HealthCare Corp.	79,889
1,666	STERIS PLC	135,779
2,364	Teladoc, Inc. (a)	82,031

		1,301,147
Industrials - 24.9%
3,344	Beacon Roofing Supply, Inc. (a)	163,856
3,271	Colfax Corp. (a)	128,779
4,439	Douglas Dynamics, Inc.	146,043
5,760	Envestnet, Inc. (a)	228,096
2,283	Exponent, Inc.	133,099
1,891	Genesee & Wyoming, Inc., Class A (a)	129,325
3,021	Healthcare Services Group, Inc.	141,473
3,879	HEICO Corp., Class A	240,692
891	MSC Industrial Direct Co., Inc.	76,590
5,500	Rexnord Corp. (a)	127,875

Shares	Security Description	Value

Industrials - (continued)
1,666	SiteOne Landscape Supply, Inc. (a)	$86,732
1,866	The Middleby Corp. (a)	226,738
3,071	WageWorks, Inc. (a)	206,371

		2,035,669
Information Technology - 33.3%
2,127	Blackbaud, Inc.	182,390
5,602	Blackline, Inc. (a)	200,216
1,785	BroadSoft, Inc. (a)	76,844
13,450	Computer Modelling Group, Ltd.	105,584
5,074	CoreLogic, Inc. (a)	220,110
878	CoStar Group, Inc. (a)	231,441
2,744	Ellie Mae, Inc. (a)	301,593
5,622	EVERTEC, Inc.	97,261
3,261	Guidewire Software, Inc. (a)	224,063
1,352	John Bean Technologies Corp.	132,496
367	Littelfuse, Inc.	60,555
8,983	PROS Holdings, Inc. (a)	246,044
820	Shutterfly, Inc. (a)	38,950
1,819	SPS Commerce, Inc. (a)	115,979
541	The Ultimate Software Group, Inc. (a)	113,642
2,134	Tyler Technologies, Inc. (a)	374,880

		2,722,048
Telecommunication Services - 1.0%
2,031	Cogent Communications Holdings, Inc.	81,443

Total Common Stock (Cost $6,284,078)	8,005,846

Total Investments - 97.8% (Cost $6,284,078)*	$8,005,846
Other Assets & Liabilities, Net – 2.2%	176,324
Net Assets – 100.0%	$8,182,170

PLC Public Limited Company
(a) Non-income producing security.

*  Cost for federal income tax purposes is $6,335,898 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,981,385
Gross Unrealized Depreciation	(311,437)
Net Unrealized Appreciation	$1,669,948

See Notes to Financial Statements.	40	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$8,005,846
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$8,005,846

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended June 30, 2017.

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	13.8%
Consumer Staples	1.5%
Financials	7.4%
Health Care	15.9%
Industrials	24.9%
Information Technology	33.3%
Telecommunication Services	1.0%
Other Assets & Liabilities, Net	2.2%
100.0%

See Notes to Financial Statements.	41	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2017

ASSETS
. Total investments, at value (Cost $6,284,078)	$8,005,846
Cash	72,379
Receivables:
Investment securities sold	118,674
Dividends and interest	1,451
From investment adviser	7,690
Prepaid expenses	3,645
Total Assets	8,209,685

LIABILITIES
Accrued Liabilities:
Trustees' fees and expenses	10
Fund services fees	6,892
Other expenses	20,613
Total Liabilities	27,515

NET ASSETS	$8,182,170

COMPONENTS OF NET ASSETS
Paid-in capital	$6,738,653
Accumulated net investment loss	(26,524)
Accumulated net realized loss	(251,727)
Net unrealized appreciation	1,721,768
NET ASSETS	$8,182,170
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	615,610
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$13.29
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	42	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND STATEMENT OF OPERATIONS YEAR ENDED JUNE 30, 2017

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $442) .	$63,914
Interest income	363
Total Investment Income	64,277
Adviser
EXPENSES
Investment adviser fees	81,708
Fund services fees	129,829
Custodian fees	5,000
Registration fees	3,844
Professional fees	24,576
Trustees' fees and expenses	5,645
Other expenses	15,177
Total Expenses	265,779
Fees waived and expenses reimbursed	(163,644)
Net Expenses	102,135

NET INVESTMENT LOSS	(37,858)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	299,692
Net change in unrealized appreciation (depreciation) on investments	928,361
NET REALIZED AND UNREALIZED GAIN	1,228,053
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,190,195

See Notes to Financial Statements.	43	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended June 30,
	2017	2016
OPERATIONS
Net investment loss	$(37,858)	$(6,694)
Net realized gain (loss)	299,692	(365,704)
Net change in unrealized appreciation (depreciation)	928,361	160,741
Increase (Decrease) in Net Assets Resulting from Operations	1,190,195	(211,657)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	-	(66,101)

CAPITAL SHARE TRANSACTIONS
Sale of shares	930,225	2,544,250
Reinvestment of distributions	-	66,049
Redemption of shares	(1,472,245)*	(180,814)
Redemption fees	547	-
Increase (Decrease) in Net Assets from Capital Share Transactions	(541,473)	2,429,485
Increase in Net Assets	648,722	2,151,727

NET ASSETS
Beginning of Year	7,533,448	5,381,721
End of Year (Including line (a))	$8,182,170	$7,533,448

SHARE TRANSACTIONS
Sale of shares	74,617	225,889
Reinvestment of distributions	-	6,105
Redemption of shares	(114,805)	(16,504)
Increase (Decrease) in Shares	(40,188)	215,490

(a) Accumulated net investment loss	$(26,524)	$(484)
*This amount includes $569,837 from a redemption-in-kind for the year ended June 30, 2017.

See Notes to Financial Statements.	44	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	November 1, 2013 (a) through June 30, 2014
NET ASSET VALUE, Beginning
of Period	$11.49	$12.22	$10.87	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.06)	(0.01)	(0.04)	(0.03)
Net realized and unrealized
gain (loss)	1.86	(0.61)	1.48	0.90
Total from Investment
Operations	1.80	(0.62)	1.44	0.87
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net realized gain	—	(0.11)	(0.09)	—
REDEMPTION FEES (b)	— (c)	—	—	—
NET ASSET VALUE, End
of Period	$13.29	$11.49	$12.22	$10.87
TOTAL RETURN	15.67%	(5.06)%	13.41%	8.70	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$8,182	$7,533	$5,382	$2,356
Ratios to Average Net Assets:
Net investment loss	(0.46)%	(0.10)%	(0.39)%	(0.50	)%(e)
Net expenses	1.25%	1.25%	1.25%	1.25	%(e)
Gross expenses (f)	3.25%	3.60%	5.16%	10.69	%(e)
PORTFOLIO TURNOVER RATE	45%	39%	38%	37	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	45	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

Note 1. Organization
DF Dent Premier Growth Fund is a diversified portfolio of Forum Funds (the "Trust") and DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund (individually, a "Fund" and, collectively the "Funds") are non-diversified portfolios of the Trust. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. DF Dent Premier Growth Fund, DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund commenced operations on July 16, 2001, July 1, 2011, and November 1, 2013, respectively. The Funds seek long-term capital appreciation.
Note 2. Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange traded open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in each Fund's registration statement, performs certain functions as they relate to the administration and oversight of each Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of

46	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of June 30, 2017, for each Fund's investments is included at the end of each Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – Each Fund declares any dividends from net investment income and pays them annually. Any net capital gains realized by the Funds are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.
Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a

47	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

U.S. federal income and excise tax return as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Redemption Fees – A shareholder who redeems shares of DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund within 60 days of purchase may incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for each Fund, if any, are reflected on the Statements of Changes in Net Assets.
Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund's maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Cash – Concentration in Uninsured Account
For cash management purposes, each Fund may concentrate cash with each Fund's custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of June 30, 2017, the DF Dent Midcap Growth Fund had $420,880 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.
Note 4. Fees and Expenses
Investment Adviser – D.F. Dent and Company, Inc. (the "Adviser") is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from each Fund at an annual rate of 1.00% of each Fund's average daily net assets.
Distribution – Foreside Fund Services, LLC serves as each Fund's distributor (the "Distributor"). The Funds do not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Funds for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.

48	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman). The Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.
Note 5. Expenses Reimbursed and Fees Waived
The Adviser has contractually agreed to waive a portion of its fee and/or reimburse expenses through October 31, 2019, for DF Dent Premier Growth Fund and DF Dent Midcap Growth Fund, to the extent that total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) exceed 1.10% on the first $150 million of net assets and to the extent that annual operating expenses exceed 0.90% on net assets exceeding $150 million of each Fund. The Adviser has also contractually agreed to waive a portion of its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.25% through October 31, 2019, for DF Dent Small Cap Growth Fund. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the year ended June 30, 2017, fees waived and expenses reimbursed were as follows:
	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
DF Dent Premier Growth Fund	$123,930	$-	$61,903	$185,833
DF Dent Midcap Growth Fund	122,908	-	47,048	169,956
DF Dent Small Cap Growth Fund	81,708	34,888	47,048	163,644

Note 6. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended June 30, 2017, were as follows:
	Purchases	Sales
DF Dent Premier Growth Fund	$19,200,979	$46,841,298
DF Dent Midcap Growth Fund	15,152,947	8,836,480
DF Dent Small Cap Growth Fund	3,556,645	4,187,858

49	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

Note 7. Federal Income Tax
Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:
	Ordinary Income	Long-Term Capital Gain	Total
DF Dent Premier Growth Fund
2017	$-	$6,607,194	$6,607,194
2016	-	19,330,439	19,330,439
DF Dent Midcap Growth Fund
2017	-	24,720	24,720
2016	37,091	639,956	677,047
DF Dent Small Cap Growth Fund
2017	-	-	-
2016	64,913	1,188	66,101

Equalization debits included in the distributions were as follows:
	Ordinary Income	Long-Term Capital Gain	Total
DF Dent Premier Growth Fund
2017	$-	$775,000	$775,000
2016	-	-	-
DF Dent Midcap Growth Fund
2017	-	-	-
2016	-	-	-
DF Dent Small Cap Growth Fund
2017	-	-	-
2016	-	-	-

The DF Dent Premier Growth Fund used equalization accounting for tax purposes, whereby a portion of its redemption payments are treated as distributions of income or gain for tax purposes.
As of June 30, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation	Total
DF Dent Premier Growth Fund	$308,411	$6,813,326	$-	$67,659,763	$74,781,500
DF Dent Midcap Growth Fund	-	-	(269,858)	9,460,946	9,191,088
DF Dent Small Cap Growth Fund	-	-	(226,431)	1,669,948	1,443,517

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to passive foreign investment holdings (PFICs), wash sales and equity return of capital.
For tax purposes, the current late year ordinary loss was $107,917 and $23,863 (realized during the period November 1, 2016 through June 30, 2017) for DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund. These losses will be recognized for tax purposes on the first business day of each Fund's next fiscal

50	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

year, July 1, 2017.
As of June 30, 2017, the DF Dent Midcap Growth Fund had $45,099 of available short-term capital loss carryforwards and the DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund had $116,842 and $202,568, respectively, of available long-term capital loss carryforwards that have no expiration date.
On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended June 30, 2017. The following reclassifications were the result of PFICs, redemption in-kind, net operating loss, equity return of capital, and equalization and have no impact on the net assets of each Fund.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
DF Dent Premier Growth Fund	$804,144	$(1,579,144)	$775,000
DF Dent Midcap Growth Fund	136,434	207	(136,641)
DF Dent Small Cap Growth Fund	11,818	(178,317)	166,499

Note 8. In-Kind Redemptions
On February 23, 2017, the DF Dent Small Cap Growth Fund distributed portfolio securities rather than cash as payment for certain redemptions of fund shares (in-kind redemptions). The proceeds for the in-kind redemptions, which are included in Redemption of shares in the Statements of Changes in Net Assets, were $569,837 and represented 6.75% of the DF Dent Small Cap Growth Fund's net assets on February 23, 2017. For financial reporting purposes, the DF Dent Small Cap Growth Fund recognized gains on the in-kind redemptions in the amount of $185,243. For tax purposes, the gains are not recognized.

Note 9. Recent Accounting Pronouncements
In October 2016, the U.S. Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized enhanced disclosures, particularly related to derivatives, in investment company financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods ending after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Funds' financial statements and related disclosures.

Note 10. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

51	DF DENT GROWTH FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of DF Dent Premier Growth Fund, DF Dent Midcap Growth Fund and
DF Dent Small Cap Growth Fund

We have audited the accompanying statements of assets and liabilities of DF Dent Premier Growth Fund, DF Dent Midcap Growth Fund, and DF Dent Small Cap Growth Fund, each a series of shares of beneficial interest in Forum Funds (the "Funds"), including the schedules of investments, as of June 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DF Dent Premier Growth Fund, DF Dent Midcap Growth Fund, and DF Dent Small Cap Growth Fund as of June 30, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.
BBD, LLP
Philadelphia, Pennsylvania
August 21, 2017

52	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2017

Investment Advisory Agreement Approval
At the June 15, 2017 Board meeting, the Board, including all of the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Funds (the "Advisory Agreement"). In preparation for its deliberations, the Board requested written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the Adviser's personnel, operations, financial condition, performance, and services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.
At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Funds by the Adviser, including information on the investment performance of the Funds and Adviser; (2) the costs of the services provided and profitability to the Adviser with respect to its relationship with the Funds; (3) information concerning the advisory fee and total expense ratio of the Funds, including a comparison to the fees and expenses of a relevant peer group of funds and a proposal by the Adviser to (i) approve the renewal of the current advisory fee and expenses of the DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund until the effectiveness of the annual update to the Funds' registration statement, and (ii) approve the lowering of the advisory fee and a reduction in the expense caps for the DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund upon the effectiveness of the annual update to the Funds' registration statement; (4) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fee enables each Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds.
Nature, Extent and Quality of Services
Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about the Adviser's personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Funds, as well as the investment philosophy and decision-making process of the Adviser and the capability and integrity of the Adviser's senior management and staff.  In addition, the Board recognized that the evaluation process with respect to the Adviser was an ongoing one and, in this regard, the Board considered information provided by the Adviser at regularly scheduled meetings during the past year.
The Board considered also the adequacy of the Adviser's resources. The Board noted the Adviser's representation that the firm is in stable financial condition, that the firm is able to meet its expense reimbursement obligations to the Funds, and that the firm has the operational capability, the staffing and experience, and the financial strength necessary to continue providing high-quality investment advisory services to the Funds. Based on the presentation and the materials provided by the Adviser in connection with the Board's consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Funds under the Advisory Agreement.

53	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2017

Performance
In connection with a presentation by the Adviser regarding its approach to managing the Funds, the Board reviewed the performance of each Fund compared to its respective benchmark and to a peer group of funds.
The Board observed that the DF Dent Premier Growth Fund underperformed its primary benchmark index, the S&P 500 Index, for the one-, three-, five, and 10-year periods ended March 31, 2017, and outperformed the benchmark for the 15-year period ended March 31, 2017 and for the period since the DF Dent Premier Growth Fund's inception on July 16, 2001. The Board also considered the DF Dent Premier Growth Fund's performance relative to an independent peer group of funds identified by Broadridge Financial Solutions, Inc. ("Broadridge") as having characteristics similar to those of the DF Dent Premier Growth Fund. The Board observed that, based on information provided by Broadridge, the DF Dent Premier Growth Fund underperformed the median of its Broadridge peer group for the one-, three-, and five-year periods ended March 31, 2017. The Board noted the Adviser's representation that the DF Dent Premier Growth Fund's underperformance during the periods could be attributed, in part, to volatility resulting from a portfolio concentrated in a small number of holdings. The Board also noted the Adviser's representation that the DF Dent Premier Growth Fund was underweight in mega-cap stocks (i.e., those with greater than $50 billion market capitalization) relative to its primary benchmark index and its peer group and that such mega-cap stocks significantly outperformed during the periods. The Board further noted the Adviser's representation that, because of the long-term orientation of the DF Dent Premier Growth Fund's investment strategy, the Adviser expected the DF Dent Premier Growth Fund to experience periods of underperformance relative to the benchmark in the short term, but outperform the market over the long term, as evidenced in the DF Dent Premier Growth Fund's 15-year and since-inception performance relative to the primary benchmark index.
With respect to the DF Dent Midcap Growth Fund, the Board observed that the Fund underperformed its primary benchmark index, the Russell DF Dent Midcap Growth Index, for the one-, three-, and five-year periods ended March 31, 2017, and outperformed the benchmark for the period since the DF Dent Midcap Growth Fund's inception on July 1, 2011. The Board observed that the DF Dent Midcap Growth Fund underperformed the median of its Broadridge peer group for the one- and three-year periods ended March 31, 2017, and outperformed the median of the peer group for the five-year period ended March 31, 2017. The Board noted the Adviser's representation that concentrated funds, such as the DF Dent Midcap Growth Fund, were expected to experience volatile short-term performance and that the high-growth companies in which the DF Dent Midcap Growth Fund typically invests underperformed lower-growth companies during the periods and, in particular, since the 2016 U.S. Presidential election. The Board also noted the Adviser's representation that the DF Dent Midcap Growth Fund's portfolio was believed to be well-positioned to experience positive performance in the current market environment.
With respect to the DF Dent Small Cap Growth Fund, the Board observed that the Fund underperformed the its primary benchmark index, the Russell 2000 Growth Index, for the one- and three-year periods ended March 31, 2017, as well as for the period since the DF Dent Small Cap Growth Fund's inception on November 1, 2013. The Board further observed that the DF Dent Small Cap Growth Fund underperformed the median of its Broadridge peer group over the one-year period ended March 31, 2017, and outperformed the median of the peer group over the three-year period ended March 31, 2017. The Board noted the Adviser's representation that the periods of underperformance experienced by the DF Dent Small Cap Growth Fund could be attributed

54	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2017

to stock selection (as opposed to sector allocation) and that the Adviser believed that the DF Dent Small Cap Growth Fund was well-positioned to outperform over the longer term.
In light of the foregoing, the Board concluded that the performance of each Fund was reasonable and that each Fund and its shareholders could benefit from the Adviser's continued management.
Compensation
The Board evaluated the Adviser's compensation for providing advisory services to each of the Funds and analyzed comparative information on actual advisory fee rates and actual total expenses of the Funds' respective Broadridge peer groups. The Board noted that, although the actual advisory fee rate and actual total expense ratio for the DF Dent Premier Growth Fund were each higher than the median of its Broadridge peer group, the actual advisory fee rates and actual total expense ratios of the entire peer group varied only slightly from one to another. The Board considered the Adviser's representation that it had agreed to maintain an expense cap for the DF Dent Premier Growth Fund, subject to certain exclusions, of 110 basis points on the first $150 million in net assets and to cap the DF Dent Premier Growth Fund's expenses at 90 basis points on net assets exceeding $150 million. Based on the foregoing and other relevant factors, the Board concluded that the advisory fee rate charged to the DF Dent Premier Growth Fund was reasonable.
With respect to the DF Dent Midcap Growth Fund, the Board noted that the Adviser's actual advisory fee rate and the Fund's actual total expense ratio were each lower than the median of its Broadridge peer group. Based on the foregoing and other relevant factors, the Board concluded that the Adviser's current advisory fee rate charged to the DF Dent Midcap Growth Fund was reasonable. The Board also noted that the Adviser proposed to reduce the contractual advisory fee rate applicable to the DF Dent Midcap Growth Fund in connection with the addition of an Institutional Class of shares and that the implementation of the reduced fee rate would result in a lower actual advisory fee rate and lower actual total expense ratio of the DF Dent Midcap Growth Fund. The Board noted the Adviser's representation that the proposal to reduce the current advisory fee rate was a result of increased demand for institutional access to the DF Dent Midcap Growth Fund and would become effective upon the filing of the annual registration statement update for the Funds. Based on the foregoing and other relevant factors, the Board concluded that the new proposed advisory fee rate to be charged to the DF Dent Midcap Growth Fund upon the effectiveness of the annual registration statement update was reasonable.
With respect to the DF Dent Small Cap Growth Fund, the Board observed that the Adviser's actual advisory fee rate was the lowest in its Broadridge peer group. The Board also observed that the DF Dent Small Cap Growth Fund's actual total expense ratio was below the median of its Broadridge peer group. Based on the foregoing and other relevant factors, the Board concluded that the Adviser's current advisory fee rate charged to the DF Dent Small Cap Growth Fund was reasonable. The Board also noted that the Adviser proposed to further reduce the contractual advisory fee rate applicable to the DF Dent Small Cap Growth Fund in connection with the addition of an Institutional Class of shares and that the implementation of the reduced fee rate would result in a lower actual advisory fee rate and lower actual total expense ratio of the DF Dent Small Cap Growth Fund. The Board noted the Adviser's representation that the proposal to reduce the current advisory fee rate was a result of increased demand for institutional access to the DF Dent Small Cap Growth Fund and would become effective upon the filing of the annual registration statement update for the Funds. Based on the

55	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2017

foregoing and other relevant factors, the Board concluded that the new proposed advisory fee rate to be charged to the DF Dent Small Cap Growth Fund upon the effectiveness of the annual registration statement update was reasonable.
Cost of Services and Profitability
The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Funds. In this regard, the Board considered the Adviser's operating expenses and other resources devoted to the Funds, as well as the information provided by the Adviser regarding costs and overall profitability. The Board noted that the Adviser had in place a contractual expense waiver to ensure the expense ratios for the Funds remained at reasonable levels, including a tiered breakpoint schedule for each of the DF Dent Premier Growth Fund and DF Dent Midcap Growth Fund. The Board further noted the Adviser's representation that the Funds were less profitable than the Adviser's overall investment management business because, although the Funds represented a relatively small percentage of the Adviser's total assets under management, the Funds represented a relatively high percentage compared to the Adviser's overall administrative, reporting, and compliance expenses. Based on these and other applicable considerations, the Board concluded that the Adviser's profits attributable to management of the Funds were not unreasonable in the context of all factors considered.
Economies of Scale
The Board evaluated whether the Funds would benefit from any economies of scale. In this respect, the Board noted the Adviser's representation that the Adviser could realize economies of scale as assets grow.  The Board further noted that, due to the Adviser's having contractually agreed to cap the DF Dent Premier Growth Fund's total expenses (subject to certain exclusions) through October 31, 2019 at 1.10% on assets of up to $150 million and at 0.90% on assets exceeding $150 million, the shareholders of the DF Dent Premier Growth Fund would realize economies of scale under the Fund's investment advisory agreement. The Board also noted the Adviser's representation that each of the DF Dent Small Cap Growth Fund and DF Dent Midcap Growth Fund were expected to benefit from economies of scale that result from the Adviser's reduction in the advisory fee rates and expense caps for those two Funds.
Other Benefits
The Board noted the Adviser's representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Funds. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the continuation of the Advisory Agreement.
Conclusion
The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, and its consideration of information received throughout the year from the Adviser, the Board determined, in the exercise of its business judgment, that the

56	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2017

advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.
Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund's portfolio is available, without charge and upon request, by calling (866) 233-3368 and on the SEC's website at www.sec.gov. Each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 233-3368 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017, through June 30, 2017.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

57	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2017

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2017	June 30, 2017	Period*	Ratio*
DF Dent Premier Growth Fund
Actual	$1,000.00	$1,167.57	$5.91	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51	1.10%
DF Dent Midcap Growth Fund
Actual	$1,000.00	$1,161.21	$5.89	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51	1.10%
DF Dent Small Cap Growth Fund
Actual	$1,000.00	$1,072.64	$6.42	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26	1.25%

* Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by 365 to reflect the half-year period.

58	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2017

Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 233-3368.
Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	23	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	23	None
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	23	None
David Tucker Born: 1958	Trustee; Vice Chairman	Since 2011 (Vice Chairman since 2015)	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	46	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
[1]The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.

59	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2017

Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
John Y. Keffer[2] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	46	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016.	N/A	N/A
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic 2011-2013; Senior Analyst, Atlantic 2008-2011.	N/A	N/A
[1]The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.
[2]Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

60	DF DENT GROWTH FUNDS

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds (the "Registrant") has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the "Code of Ethics").

(c)	There have been no amendments to the Registrant's Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant's Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $51,600 in 2016 and $53,600 in 2017.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2016 and $0 in 2017.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $12,000 in 2016 and $12,000 in 2017. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2016 and $0 in 2017.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a "Series"). In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant ("Affiliate"), by the Series' principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series' investment adviser or an Affiliate to the Series' principal accountant for audit and permissible non-audit services are consistent with the principal accountant's independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2016 and $0 in 2017. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant's investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer
Date	August 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer
Date	August 23, 2017

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer
Date	August 23, 2017